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                                                                     EXHIBIT 1.1

                          TEXTRON FINANCIAL CORPORATION
                              Up to $1,125,000,000
                           Medium-Term Notes, Series E
                   Due 9 months or more from the Date of Issue
                             DISTRIBUTION AGREEMENT

                                                             As of June 28, 2000

Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
Banc of America Securities LLC
Banc One Capital Markets, Inc.
Barclays Capital Inc.
Chase Securities Inc.
Deutsche Bank Securities Inc.
FleetBoston Robertson Stephens Inc.
First Union Securities, Inc.
J.P. Morgan Securities Inc.
Salomon Smith Barney Inc.
UBS Warburg LLC


Ladies and Gentlemen:

                  Textron Financial Corporation, a Delaware corporation (the "Company"), confirms its agreement with each of you (individually, an "Agent", and collectively, the "Agents") with respect to the issue and sale by the Company of up to $1,125,000,000 aggregate principal amount of its Medium-Term Notes, Series E, due 9 months or more from the date of issue (the "Notes"). The Notes will be issued under an Indenture dated as of December 9, 1999 (the "Indenture"), between the Company and SunTrust Bank, as trustee (the "Trustee"). The Company has authorized the issuance of Notes to and through the Agents pursuant to the terms of this Agreement. The Notes will be issued in registered form. Each Note will be represented by either a single global security in registered form without coupons delivered to the Trustee as agent for The Depository Trust Company ("DTC") and recorded in the book-entry system maintained by DTC or, if otherwise provided in an applicable supplement to the Prospectus (as defined below), by a certificate delivered to the holder thereof or a person designated by such holder.

                  Subject to the terms and conditions stated herein and subject to the reservation of the right of the Company to sell Notes directly to investors on its own behalf and further subject to the understanding that nothing in this Agreement shall impair or restrict (a) the Company's right to sell securities with terms similar or identical to any Note independently of the continuous

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offering of Notes contemplated by this Agreement, or (b) other than as set forth in Section 2(a), the Company's ability to enter into additional Distribution Agreements (without any Agent's consent) for the purpose of appointing additional agents to solicit offers to purchase Notes (which Distribution Agreements shall otherwise contain terms and provisions substantially identical to this Agreement), the Company hereby appoints the Agents as its agents for the purpose of soliciting offers to purchase Notes from the Company by others. In addition, an Agent may also purchase Notes as principal for resale to others and, if the Company determines to sell Notes directly to an Agent and if requested by such Agent, the Company will enter into a Terms Agreement relating to such sale (a "Terms Agreement") in accordance with the provisions of Section 2(b).

                  The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-88509), including a prospectus, relating to the Notes. Such registration statement, including the exhibits thereto, as amended by Amendment Nos. 1 and 2 thereto, is hereinafter referred to as the "Registration Statement;" provided, however, that if the Company files a registration statement with the Commission pursuant to Rule 462(b) of the rules and regulations promulgated under the Securities Act (the "Rule 462(b) Registration Statement") then, after such filing, all references to the "Registration Statement" shall also be deemed to include the Rule 462(b) Registration Statement. The Company proposes to file with the Commission from time to time, pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Securities Act"), supplements to the prospectus included in the Registration Statement that will describe certain terms of the Notes. The prospectus in the form in which it appears in the Registration Statement is hereinafter referred to as the "Basic Prospectus". The term "Prospectus" means the Basic Prospectus together with the prospectus supplement or supplements (each a "Prospectus Supplement") as well as any Pricing Supplement (as defined herein) relating to the Notes specifically relating to the Notes, as filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b). As used herein, the terms "Registration Statement", "Basic Prospectus", "Prospectus" and "Prospectus Supplement" shall include in each case the documents, if any, incorporated by reference therein. The terms "supplement" and "amendment" or "amend" as used herein shall include all documents filed by the Company pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), subsequent to the date of the Basic Prospectus that are deemed to be incorporated by reference in the Prospectus. Notwithstanding anything to the contrary above in this paragraph, the Company shall have the right at any time and from time to time to substitute for the Registration Statement one or more other registration statements (each a "Substitute Registration Statement") relating to the Notes and the offering and sale thereof from time to time in accordance with Rule 415 under the Securities Act, by written notification of such substitution to each of the Agents and the Trustee. From and after the date of such notification, such Substitute Registration Statements shall become the Registration Statement as defined in this paragraph and as used for all purposes throughout this Agreement.

                  1. Representations and Warranties. The Company represents and warrants to each Agent as of the Commencement Date (as hereinafter defined), as of each date on which the Company accepts an offer to purchase Notes, as of each date the Company delivers Notes and as of each date the Registration Statement, the Basic Prospectus or the Prospectus is amended or


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supplemented (each of the times referenced above being referred to herein as a
"Representation Date"), as follows (it being understood that such representations and warranties shall be deemed to relate to the Registration Statement, the Basic Prospectus and the Prospectus, each as amended and supplemented to each such date):

                  (a) The Company meets the requirements for use of Form S-3 under the Securities Act; the Registration Statement (or any Rule 462(b) Registration Statement) has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement (or any Rule 462(b) Registration Statement) has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with; the Indenture has been duly qualified under the Trust Indenture Act of 1939 (the "Trust Indenture Act"); at the respective times that the Registration Statement (including any Rule 462(b) Registration Statement) and any post-effective amendment thereto (including the filing of the Company's most recent annual report on Form 10-K with the Commission) became effective and at each Representation Date, the Registration Statement (including any Rule 462(b) Registration Statement) and any amendments thereto complied and will comply in all material respects with the requirements of the Securities Act, the Trust Indenture Act and the respective rules and regulations of the Commission thereunder and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each preliminary prospectus and Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the rules and regulations promulgated under the Securities Act; each preliminary prospectus and the Prospectus delivered to the applicable Agent(s) for use in connection with the offering of Notes are identical to any electronically transmitted copies thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR"), except to the extent permitted by Regulation S-T promulgated under the Securities Act ("Regulation S-T"); and at the date hereof, at the date of the Prospectus and each amendment or supplement thereto and at each Representation Date, neither the Prospectus nor any amendment or supplement thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to
(i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification under the Trust Indenture Act or (ii) statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by the Agents expressly for use in the Registration Statement or the Prospectus.

                  (b) There has not been any material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries taken as a whole from that set forth in the Prospectus and the documents incorporated by reference therein.


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                  (c) The execution and delivery of, and the performance by the
Company of its obligations under, this Agreement have been duly authorized by the Company, and this Agreement has been duly executed and delivered by the Company.

                  (d) The Indenture and the Support Agreement, dated May 25, 1994 between the Company and Textron Inc., a Delaware corporation ("Textron") (the "Support Agreement"), have each been duly authorized, executed and delivered by the Company and each constitutes a valid and binding agreement of the Company enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

                  (e) Immediately after any sale of Notes by the Company hereunder or under any Terms Agreement, the aggregate amount of Notes that shall have been issued and sold pursuant to the Registration Statement will not exceed the amount of debt securities registered under the Registration Statement.

                  (f) The Notes have been duly authorized by the Company for offer, sale, issuance and delivery pursuant to this Agreement and, when executed by the Company, authenticated by the Trustee and issued in accordance with the Indenture and delivered pursuant to the provisions of this Agreement and any Terms Agreement against payment thereof, will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and except as rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability and except further as enforcement thereof may be limited by (x) requirements that a claim with respect to any Notes denominated other than in U.S. dollars (or a foreign currency or currency unit judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (y) governmental authority to limit, delay or prohibit the making of payments outside the United States.

                  (g) The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole.

                  (h) Each of Cessna Finance Corporation, Litchfield Financial Corporation, RFC Capital Corporation, Systran Financial Services Holding Company and Textron Business Credit, Inc. (collectively, the "Significant Subsidiaries") is a corporation duly organized, validly


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existing and in good standing in the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole. The Company owns of record, directly or indirectly, all of the outstanding shares of common stock of each of the Significant Subsidiaries (with the exception of Textron Business Credit, Inc., as to which the Company owns over 99% of the issued and outstanding common stock) free and clear of any lien, adverse claim, security interest, equity or other encumbrance.

                  (i) The execution and delivery of this Agreement, any Terms Agreement, the Indenture and any other agreement or instrument entered into by the Company in connection with the transactions contemplated by the Prospectus and the consummation of the transactions contemplated herein and therein will not contravene any provision of applicable law or the Certificate of Incorporation or By-Laws of the Company or any other agreement or instrument binding upon the Company or any of the Company's Significant Subsidiaries or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or such Significant Subsidiaries, except such contraventions as would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), business, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole and no consent, approval or authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, any Terms Agreement, the Indenture or any other agreement or instrument entered into by the Company in connection with the transactions contemplated by the Prospectus, or the consummation of the transactions contemplated hereby, except such as are required pursuant to state securities or Blue Sky Laws.

                  (j) The Company is not and, after giving effect to the offering and sale of the Notes, will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

                  (k) The statements included under the caption "Legal Proceedings" in the Company's most recently filed annual report on Form 10-K, as supplemented by any current reports on Form 8-K filed in the fiscal year immediately following the fiscal year to which such annual report relates and/or its most recent quarterly report on Form 10-Q, filed pursuant to the Exchange Act, insofar as they describe statements of law or legal conclusions are accurate and fairly present the information required to be shown.

                  (l) The Support Agreement has not been amended since the date thereof and remains in full force and effect.


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                  2. Solicitations as Agent; Purchases as Principal.

                  (a) On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, each Agent agrees, severally and not jointly, to use its reasonable best efforts to solicit offers to purchase Notes upon terms acceptable to the Company at such times and in such amounts as the Company shall from time to time specify. So long as this Agreement shall remain in effect with respect to any Agent, the Company shall not, without the consent of such Agent, solicit or accept offers to purchase, or sell, any debt securities with a maturity at the time of original issuance of 9 months or more except pursuant to this Agreement, any Terms Agreement, or except pursuant to a private placement not constituting a public offering under the Securities Act or except in connection with a firm commitment underwriting pursuant to an underwriting agreement that does not provide for a continuous offering of medium-term debt securities; provided, that, if, from time to time the Company is approached by a prospective agent offering to solicit a specific purchase of Notes, the Company may engage such agent with respect to such specific purchase, provided that (i) such agent is engaged on terms substantially similar (including the same commission schedule) to the applicable terms of this Agreement and (ii) the Agents are given notice of such proposed purchase within five days after the consummation of such purchase. These provisions shall not limit Section 3(f) hereof or any similar provision included in any Terms Agreement.

                  The Company reserves the right, in its sole discretion, to instruct any or all of the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase Notes. Upon receipt of notice from the Company, each Agent will forthwith suspend solicitations of offers to purchase Notes from the Company until such time as the Company has advised the Agents that such solicitation may be resumed. During the period of time that such solicitation is suspended, the Company shall not be required to deliver any certificates, opinions or letters in accordance with Sections 5(b), 5(c) and 5(d); provided, however, that if any of the events described in Section 5(b), 5(c) or 5(d) shall have occurred during the period of suspension, no Agent shall be required to resume soliciting offers to purchase Notes until the Company has delivered such certificates, opinions and letters as such Agent may reasonably request.

                  The Company agrees to pay to each Agent, as consideration for the sale of each Note and receipt of payment therefor resulting from a solicitation made by such Agent, a commission in the form of a discount from the purchase price of such Note equal to the following percentage of the purchase price of such Note:

           Term                                       Commission Rate
From 9 months to less than 1 year                     .125%
From 1 year to less than 18 months                    .150%
From 18 months to less than 2 years                   .200%
From 2 years to less than 3 years                     .250%
From 3 years to less than 4 years                     .350%
From 4 years to less than 5 years                     .450%


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From 5 years to less than 6 years                     .500%
From 6 years to less than 7 years                     .550%
From 7 years to less than 10 years                    .600%
From 10 years to less than 15 years                   .625%
From 15 years to less than 20 years                   .700%
From 20 years to 30 years                             .750%

                  It is understood that no commission will be payable with respect to any offer to purchase Notes accepted by the Company unless and until the sale of such Notes is consummated.

                  Each Agent is authorized to solicit offers to purchase Notes only in the principal amount of $1,000 or any amount in excess thereof which is an integral multiple of $1,000. The Company shall have the sole right to accept offers to purchase Notes and may reject any offer in whole or in part. Each Agent shall have the right to reject any offer to purchase Notes that such Agent reasonably considers to be unacceptable, and any such rejection shall not be deemed a breach of such Agent's agreements contained herein. "Reasonable" with respect to an offer shall be determined by such Agent by reference to then-prevailing interest rates and the interest rates then specified by the Company with respect to offers to sell particular Notes.

                  (b) If requested by an Agent in connection with a sale of Notes directly to such Agent as principal for resale to others, the Company will enter into a separate Terms Agreement reasonably satisfactory to the Company and such Agent that will provide for the sale of such Notes to, and the purchase and reoffering thereof by, such Agent in accordance with the terms of this Agreement and the Terms Agreement. Each Terms Agreement shall be substantially in the form of Exhibit A hereto but may take the form of an exchange of any standard form of written telecommunication between such Agent and the Company or may be an oral agreement confirmed in writing (including by a facsimile transmission). An Agent's commitment to purchase Notes as principal shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each agreement by an Agent to purchase Notes as principal (whether or not set forth in a Terms Agreement) shall specify the principal amount of Notes to be purchased by such Agent pursuant thereto, the maturity date thereof, the price to be paid to the Company for such Notes and the time and place of delivery of and payment for such Notes (each such date, a "Settlement Date") and the requirements for the opinions, officer's certificate and comfort letter pursuant to Sections 4(c), (d) and (e) hereof.

                  Unless otherwise agreed to between the Company and such Agent in a Terms Agreement, any Note sold to an Agent (i) shall be purchased by such Agent at a price equal to 100% of the principal amount thereof less a percentage equal to the commission applicable to an agency sale of a Note of identical maturity and (ii) may be resold by such Agent at varying prices from time to time or, if set forth in the applicable Terms Agreement, at a fixed public offering price. In connection with any resale of Notes purchased, an Agent may use a selling or dealer


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group and may reallow to any broker or dealer any portion of the discount or commission payable pursuant hereto.

         If the Company and two or more Agents enter into an agreement pursuant to which such Agents agree to purchase Notes from the Company as principal and one or more of such Agents shall fail at the Settlement Date to purchase the Notes which it or they are obligated to purchase (the "Defaulted Notes"), then the nondefaulting Agents shall have the right, within 24 hours thereafter, to make arrangements for one of them or one or more other Agents or underwriters to purchase all, but not less than all, of the Defaulted Notes in such amounts as may be agreed upon and upon the terms herein set forth; provided, however, that if such arrangements shall not have been completed within such 24-hour period, then:

                   (i) if the aggregate principal amount of Defaulted Notes does not exceed 10% of the aggregate principal amount of Notes to be so purchased by all of such Agents on the Settlement Date, the nondefaulting Agents shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective initial underwriting obligations bear to the underwriting obligations of all nondefaulting Agents; or

                   (ii) if the aggregate principal amount of Defaulted Notes exceeds 10% of the aggregate principal amount of Notes to be so purchased by all of such Agents on the Settlement Date, such agreement shall terminate without liability on the part of any nondefaulting Agent.

No action taken pursuant to this paragraph shall relieve any defaulting Agent from liability in respect of its default. In the event of any such default which does not result in a termination of such agreement, either the nondefaulting Agents or the Company shall have the right to postpone the Settlement Date for a period not exceeding seven days in order to effect any required changes.

                  (c) The purchase price, interest rate or formula, maturity date and other terms of the Notes specified in Exhibit A hereto (as applicable) shall be agreed upon between the Company and the applicable Agents and specified in a pricing supplement to the Prospectus (each, a "Pricing Supplement") to be prepared by the Company in connection with each sale of Notes. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed in the Medium-Term Notes, Series E Administrative Procedures (attached hereto as Exhibit B) (the "Procedures"), as amended from time to time. The Procedures may be amended only by written agreement of the Company and each Agent and, in the case of amendments which affect the rights, duties or obligations of the Trustee, with the written agreement of the Trustee. To the extent the Procedures in effect from time to time conflict with any provision of this Agreement, the provisions of this Agreement shall govern. The Company will furnish a copy of the Procedures from time to time in effect to the Trustee.


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                  (d) The documents required to be delivered by Section 4 of this Agreement shall be delivered at the office of Edwards & Angell, LLP, counsel to the Company, not later than 2:00 P.M., New York City time, on the date hereof (the "Commencement Date"), or at such other time and/or place as you and the Company may agree upon in writing.

                  (e) [INTENTIONALLY OMITTED]

                  (f) Each Agent represents that it is a broker-dealer registered under the Exchange Act.

                  (g) In soliciting purchases of the Notes from the Company on an agency basis, each Agent is acting solely as an agent for the Company and not as principal. Each such Agent will communicate to the Company, orally, each offer for the purchase of Notes solicited by it on an agency basis other than those offers rejected by such Agent. Such Agent shall have the right, in its discretion reasonably exercised, to reject any offer for the purchase of Notes, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein. Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes from the Company has been solicited by it and accepted by the Company but each Agent shall not have any liability to the Company in the event any such purchase is not consummated for any reason. If the Company shall default on its obligation to deliver Notes to a purchaser whose offer has been solicited by such Agent on an agency basis and accepted by the Company, the Company shall (i) hold such Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) pay to such Agent any commission to which it would otherwise be entitled absent such default.

                  (h) The Company shall not sell or approve the solicitation of offers for the purchase of Notes in excess of the amount which shall be authorized by the Company from time to time or in excess of the aggregate initial offering price of Notes registered pursuant to the Registration Statement. The Agents shall have no responsibility for maintaining a record with respect to the aggregate initial offering price of Notes sold, or of otherwise monitoring the availability of Notes for sale, under the Registration Statement.

                  3. Agreements. The Company agrees with each Agent that:

                  (a) The Company will promptly notify such Agent of (i) the filing of any amendment or supplement to the Prospectus, other than filings relating solely to securities other than the Notes or solely establishing the terms of particular Notes to be sold pursuant hereto, (ii) the filing and effectiveness of any amendment to the Registration Statement, other than filings relating solely to securities other than the Notes, (iii) any request by the Commission for any amendment of the Registration Statement or any amendment of or supplement to the Prospectus or for any additional information, other than any request relating solely to securities other than the Notes, (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use reasonable efforts to prevent the issuance of


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any such stop order or notice of suspension of qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a prospectus relating to the Notes is required to be delivered under the Securities Act, any event occurs or condition exists as a result of which, in the opinion of counsel to the Agents, the Registration Statement or the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances when the Prospectus, as then amended or supplemented, is delivered to a purchaser, not misleading, or if, in such Agent's reasonable opinion or in the opinion of counsel to the Company or the Agents, it is necessary at any time to amend or supplement the Registration Statement or the Prospectus, as then amended or supplemented, to comply with law, the Company will promptly notify the Agents by telephone (with confirmation in writing) to suspend solicitation of offers to purchase Notes and, if so notified by the Company, such Agent shall forthwith suspend such solicitation and cease using the Prospectus as then amended or supplemented and cease sales of any Notes such Agent may own as principal. If the Company shall decide to amend or supplement the Registration Statement or Prospectus as then amended or supplemented, it shall so advise such Agent promptly by telephone (with confirmation in writing) and, at its expense, shall prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or Prospectus as then amended or supplemented that will correct such statement or omission or effect such compliance and will supply such amended or supplemented Prospectus to such Agent in such quantities as such Agent may reasonably request. If such amendment or supplement and any documents, certificates, opinions and letters furnished to such Agent pursuant to Sections 5(b), 5(c) and 5(d) in connection with the preparation and filing of such amendment or supplement are satisfactory in all respects to such Agent, upon the filing of such amendment or supplement with the Commission or effectiveness of an amendment to the Registration Statement, such Agent will resume the solicitation of offers to purchase Notes hereunder. Notwithstanding any other provision of this Section 3(b), until the distribution of any Notes any Agent may own as principal has been completed, if any event described above in this paragraph (b) occurs, the Company will, at its own expense, forthwith prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or Prospectus as then amended or supplemented, reasonably satisfactory to such Agent, and will supply such amended or supplemented Prospectus to such Agent in such quantities as such Agent may reasonably request. If such amendment or supplement and any documents, certificates, opinions and letters furnished to such Agent pursuant to Sections 5(b), 5(c) and 5(d) in connection with the preparation and filing of such amendment or supplement are reasonably satisfactory to such Agent, upon the filing of such amendment or supplement with the Commission or effectiveness of an amendment to the Registration Statement, such Agent may resume its resale of Notes as principal.

                  (c) The Company will make generally available to its security holders and to such Agent as soon as practicable earnings statements that satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158) covering twelve month periods beginning after the "effective date" (as defined in Rule 158 under the Securities Act) of the Registration Statement with respect to each


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sale of Notes. It is understood by the parties hereto that if the Company provides the information required by Section 11(a) under the Securities Act pursuant to Rule 158 thereunder, the foregoing sentence would not require any filing or other action by the Company other than its periodic filings on Form 10-K and Form 10-Q.

                   (d) The Company will furnish to such Agent, promptly after the filing thereof with the Commission, copies of its annual report on Form 10-K (including the audited financial statements of the Company for the preceding fiscal year), its quarterly reports on Form 10-Q with respect to each of the first three quarters of any fiscal year and its reports on Form 8-K (other than reports relating solely to securities other than the Notes); provided, however, that if on the date of such filing any Agent shall have suspended solicitation of purchases of the Notes in its capacity as agent pursuant to a request from the Company, and if such Agent shall not hold any Notes as principal purchased pursuant to a Terms Agreement, the Company shall not be obligated to furnish copies of such reports to such Agent until such time as the Company shall determine that solicitation of purchases of the Notes should be resumed by such Agent or shall subsequently enter into a new Terms Agreement with such Agent.

                   (e) The Company will use its reasonable efforts to qualify the Notes for offer and sale under the securities or blue sky laws of such jurisdictions as such Agent shall reasonably request and will maintain such qualifications for as long as may be required for the distribution of the Notes; provided, however, that the Company shall not be obligated to file any consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified.

                   (f) The Company will not, from the date of any Terms Agreement with such Agent or other agreement by such Agent to purchase Notes as principal and continuing to and including the later of (i) the termination of the trading restrictions for the Notes purchased thereunder, as notified to the Company by such Agent and (ii) the related Settlement Date, offer, sell, contract to sell, issue, grant any option for the sale of or otherwise dispose of any debt securities of the Company which both mature 9 months or more after such Settlement Date and are substantially similar to the Notes, without the prior written consent of such Agent.

                  (g) The Company will promptly notify the Agents in writing of any downgrading or of its receipt of any notice of any intended or potential downgrading or of any review for possible change in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; provided, however, that if on the date of such downgrading or such review or receipt of such notice, any Agent shall have suspended solicitation of purchases of the Notes in its capacity as agent pursuant to a request from the Company, and if such Agent shall not hold any Notes as principal purchased pursuant to a Terms Agreement, the Company shall not be obligated to notify such Agent of such downgrading or such review or receipt of such notice until such time as the Company shall determine that solicitation of purchases of the Notes should be resumed by such Agent or shall subsequently enter into a new Terms Agreement with such Agent.

                  (h) The Company will, whether or not any sale of Notes is consummated, pay all expenses incident to the performance of its obligations under this Agreement and any Terms Agreement, including: (i) the preparation and filing of the Registration Statement and the Prospectus and all amendments and supplements thereto, (ii) the preparation, issuance and delivery of the Notes,
(iii) the fees and disbursements of the Company's counsel and accountants and of the Trustee and its counsel, (iv) the qualification of the Notes under securities or Blue Sky laws in accordance with the provisions of Section 3(e), including filing fees and the reasonable fees and disbursements of counsel for the Agents in connection therewith and in connection with the preparation of any Blue Sky Memoranda, (v) the printing and delivery to such Agent in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto, and of the Basic Prospectus and any amendments or supplements thereto,
(vi) the preparation, reproduction and delivery to such Agent of copies of the Indenture and any Blue Sky Memoranda, (vii) any fees charged by rating agencies for the rating of the Notes, (viii) the fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc. ("NASD"), (ix) the reasonable fees and disbursements of counsel for the Agents incurred in connection with the establishment of the program to which this Agreement relates and incurred from time to time in connection with the offering and sale of the Notes, (x) if applicable, the fees and expenses incurred in connection with any listing of Notes on a securities exchange and (xi) any out-of-pocket expenses incurred by such Agent with the approval of the Company.

                  Notwithstanding the foregoing, any advertising relating to the offer or sale of any Notes or this Agreement undertaken by any Agent will be for the account of such Agent and will not be paid for or reimbursed by the Company. Each of the Agents hereby agrees that no such advertising will be undertaken by it without the prior oral or written approval thereof by the Company.

                  (i) The Company will deliver to each Agent, without charge, as many copies of each preliminary prospectus as such Agent may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company will furnish to each Agent, without charge, such number of copies of the Prospectus (as amended or supplemented) as such Agent may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Agents will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (j) The Company will prepare, with respect to any Notes to be sold to or through one or more Agents pursuant to this Agreement, a Pricing Supplement with respect to such Notes in a form previously approved by the Agents. The Company will deliver such Pricing Supplement no later than 11:00 a.m., New York City time, on the business day following the date of the Company's acceptance of the offer for the purchase of such Notes and will file such Pricing Supplement pursuant to Rule 424(b)(3) under the 1933 Act not later than the close of business of the Commission on the fifth business day after the date on which such Pricing Supplement is first used.

                  4. Conditions of the Obligations of the Agents. The obligations of each Agent to solicit offers to purchase Notes as agent of the Company, the obligations of each Agent to purchase Notes pursuant to any Terms Agreement or otherwise and the obligations of any other purchaser to purchase Notes will be subject to the accuracy of the representations and warranties on the part of the Company herein, the accuracy of the statements of the Company's officers made in each certificate furnished pursuant to the provisions hereof prior to or concurrently with any such solicitation or purchase, the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed, in each case, at the time of such solicitation or purchase and to the following additional conditions precedent:

                  (a) With respect to the obligation of each Agent to solicit offers to purchase Notes, on or after the date hereof, or on or after the date of execution of any Terms Agreement obligating such Agent to purchase Notes, or on or after the date of acceptance by the Company of an offer to purchase Notes, as applicable, there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading, of a review indicating possible negative implications or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the securities of the Company or Textron by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

                  (b) With respect to the obligation of each Agent to solicit offers to purchase Notes, on or after the date hereof, or on or after the date of execution of any Terms Agreement obligating such Agent to purchase Notes, or on or after the date of acceptance by the Company of an offer to purchase Notes, as applicable, there shall not have occurred any of the following: (i) any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or prospects or operations of the Company and its subsidiaries, taken as a whole, except as set forth in or contemplated by the Prospectus or as set forth in or contemplated by its most recent annual report on Form 10-K, as supplemented by any current reports on Form 8-K and/or its most recent quarterly report on Form 10-Q, filed pursuant to the Exchange Act (excluding, for purposes of this paragraph, any amendments or supplements filed after the date of any such Terms Agreement), (ii) any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or prospects, or operations of Textron and its subsidiaries, taken as a whole, except as set forth in or contemplated by its most recent annual report on Form 10-K, as supplemented by any current reports on Form 8-K and/or its most recent quarterly report on Form 10-Q, filed pursuant to the Exchange Act (excluding, for purposes of this paragraph, any amendments or supplements filed after the date of any such Terms Agreement), (iii) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (iv) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (v) a general moratorium on commercial banking activities shall have been declared by either Federal or New York State authorities, (vi) any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the reasonable judgment of the Agents, is material and adverse, or (vii) there shall have come to the attention of such Agent that the Prospectus, at the time it was required to be delivered to a purchaser of such Notes, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time of such delivery, not misleading and, in the case of any of the events specified in clauses (a) (i) through (vii), such event, in the reasonable judgment of the Agents, makes it impracticable to proceed with the solicitation of offers to purchase Notes or the purchase of Notes from the Company as principal pursuant to the applicable Terms Agreement or otherwise.

                  (c) On the Commencement Date and, if called for by any agreement by such Agent to purchase Notes as principal, on the corresponding Settlement Date, such Agent shall have received:

                            (i) The opinion, dated as of such date, of Edwards &
                   Angell, LLP, counsel for the Company, substantially to the effect that:

                                    (A) the Indenture has been duly authorized,
                           executed and delivered by the Company and is a valid and binding agreement of the Company enforceable against the Company in accordance with its terms (except as (1) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (2) the availability of equitable remedies may be limited by equitable principles of general applicability and except further as enforceability thereof may be limited by (x) requirements that a claim with respect to any Notes denominated other than in U.S. dollars (or a foreign currency or currency unit judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (y) governmental authority to limit, delay or prohibit the making of payments outside the United States) and the Indenture has been duly qualified under the Trust Indenture Act;

                                    (B) the Notes have been duly authorized by
                           the Company for offer, sale, issuance and delivery pursuant to this Agreement and, when executed and authenticated in accordance with the provisions of the Indenture and sold to any purchaser through any Agent as agent or to any Agent as principal pursuant to any Terms Agreement, will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and will be entitled to the benefits of the Indenture, except as (1) enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (2) the availability of equitable remedies may be limited by equitable principles of general applicability and except further as enforceability thereof may be limited by (x) requirements that a claim with respect to any Notes denominated other than in U.S. dollars (or a foreign currency or currency unit judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (y) governmental authority to limit, delay or prohibit the making of payments outside the United States;

                                    (C) the execution and delivery of, and the
                           performance by the Company of its obligations under, this Agreement have been duly authorized by the Company and this Agreement has been duly executed and delivered by the Company;

                                    (D) the execution and delivery of this
                           Agreement, the Indenture, the Notes and, if this opinion is required by any agreement by an Agent to purchase Notes as principal, any applicable Terms Agreement by the Company and the consummation by the Company of its obligations herein and therein do not contravene any provision of applicable law of the State of New York (except as rights to indemnity and contribution under this Agreement may be limited by applicable law, regulation or public policy) or the Certificate of Incorporation or By-Laws of the Company;

                                    (E) the Company is not and, immediately
                           after giving effect to the offering and sale of the Notes, will not be an "investment company" within the meaning of the Investment Company Act;

                                    (F) the statements in the Prospectus under
                           the heading "Description of the Notes" and "Plan of Distribution", insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, have been reviewed by such counsel and are correct in all material respects; and

                                    (G) such counsel is of the opinion that the
                           Registration Statement and Prospectus, as amended or supplemented, if applicable (except as to financial statements contained therein or omitted therefrom and the notes thereto and the schedules and other financial data included therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the rules and regulations thereunder.

                           (ii) The General Counsel or any Assistant General
                  Counsel of the Company shall have furnished to the Agents a written opinion, dated as of such date, substantially to the effect that:

                                    (A) the Company is a corporation duly
                           organized and validly existing in good standing under the laws of the State of Delaware and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole;

                                    (B) each Significant Subsidiary is a
                           corporation duly organized, validly existing and in good standing in the jurisdiction of its incorporation and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole;

                                    (C) all of the issued and outstanding
                           capital stock of each Significant Subsidiary has been duly authorized and validly issued and is fully paid and non-assessable, and the Company owns of record, directly or indirectly, all of the outstanding shares of common stock of each of the Significant Subsidiaries (with the exception of Textron Business Credit, Inc., as to which the Company owns over 99% of the issued and outstanding common stock) free and clear of any lien, adverse claim, security interest, equity or other encumbrance;

                                    (D) the execution and delivery of this
                           Agreement, the Indenture, the Notes and, if this opinion is required by any agreement by an Agent to purchase Notes as principal, any applicable Terms Agreement by the Company and the performance by the Company of its obligations herein and therein do not contravene any provision of applicable law (except as rights to indemnity and contribution under this Agreement may be limited by applicable law, regulation or public policy) or, to such counsel's knowledge after due inquiry, any other agreement or instrument binding upon the Company or any of the Significant Subsidiaries or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any Significant Subsidiary, except such contraventions as would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), business, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole, and no consent, approval or authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this

                           Agreement or the Indenture, and the consummation of the transactions contemplated thereby, except such as are required pursuant to state securities or Blue Sky Laws;

                                    (E) the statements included under the
                           caption "Legal Proceedings" in the Company's annual report on Form 10-K, as supplemented by any current reports on Form 8-K and/or its most recent quarterly report on Form 10-Q, filed pursuant to the Exchange Act, insofar as they describe statements of law or legal conclusions are accurate and fairly present the information required to be shown; and

                                    (F) such counsel (1) is of the opinion that
                           each document filed pursuant to the Exchange Act and incorporated by reference in the Prospectus (except as to financial statements contained therein or omitted therefrom and the notes thereto and the schedules and other financial data included therein, as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with such act and the rules and regulations thereunder, (2) has no reason to believe that (except for the financial statements contained therein or omitted therefrom and the notes thereto and the schedules and other financial data included therein, as to which such counsel need not express any belief) any part of the Registration Statement (including the documents incorporated by reference therein), filed with the Commission pursuant to the Securities Act, when such part became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (3) is of the opinion that the Registration Statement and Prospectus, as amended or supplemented, if applicable (except as to financial statements contained therein or omitted therefrom and the notes thereto and the schedules and other financial data included therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the Trust Indenture Act and the rules and regulations thereunder and (4) has no reason to believe, and nothing has come to such counsel's attention that causes such counsel to believe, that (except for the financial statements contained therein or omitted therefrom and the notes thereto and the schedules and other financial data included therein, as to which counsel need not express any belief) the Registration Statement, when it became effective, the Prospectus as of its date and the Prospectus, as amended or supplemented, if applicable, through the Closing Date contained or contains any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that such counsel may state that such counsel's opinion and belief is based upon such counsel's participation in the preparation of the Registration Statement and the

                           Prospectus and any amendment and supplements thereto (including the documents incorporated by reference therein) and review and discussion of the contents thereof (including the documents incorporated by reference therein), but is without independent check or verification except as specified.

                           (iii) The opinion, dated as of such date, of in-house
                  counsel to Textron, substantially to the effect that:

                                    (A) Textron has been duly incorporated and
                           is validly existing as a corporation in good standing under the laws of the State of Delaware and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of property requires such qualification and where the failure to be qualified or in good standing would have a material adverse effect upon its operations or financial condition;

                                    (B) the Support Agreement has been duly
                           authorized, executed and delivered by Textron and is a valid and binding agreement of Textron enforceable against Textron in accordance with its terms by the parties thereto and by any creditor of the Company which lends funds to the Company (each, a "Third-Party Beneficiary"), including the holders of the Notes issued by the Company pursuant to this Agreement (but with respect to any Third-Party Beneficiary only to the extent to which the Company is indebted to such Third-Party Beneficiary for money borrowed), except as: (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (b) the availability of equitable remedies may be limited by equitable principles of general applicability; and

                                    (C) the execution, delivery and performance
                           by Textron of the Support Agreement does not contravene any provisions of currently applicable law, any current provision of the Certificate of Incorporation or By-Laws of Textron, each as of the date of such opinion, or, to the best of such counsel's knowledge, any current agreement or other instrument currently binding upon Textron, and no consent, approval or authorization of any governmental body is required in connection with the performance of the Support Agreement.

                           (iv) The opinion of Brown & Wood LLP, counsel for the
                  Agents, with respect to the incorporation of the Company, the validity of the Notes, the Registration Statement, the Prospectus and such other related matters as the Agents may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                   (d) The Representatives shall have received certificates, dated the Commencement Date and, if called for by any agreement by such Agent to purchase Notes as principal, on the corresponding Settlement Date, of an executive officer of the Company in which such officer, on behalf of the Company and to his/her knowledge, shall state that (i) no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for such purpose are pending or threatened by the Commission and that, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change in the condition, financial or otherwise, earnings, business or operations of the Company and its subsidiaries, taken as a whole, except as set forth in or contemplated by the Prospectus and (ii) the representations and warranties of the Company contained in this Agreement are true and correct as of such date.

                   (e) On the Commencement Date and, if called for by any agreement by such Agent to purchase Notes as principal, on the corresponding Settlement Date, Ernst & Young LLP shall have furnished to such Agent a letter or letters from Ernst & Young LLP or another nationally recognized firm of independent public accountants reasonably satisfactory to the Agents, dated as of the Commencement Date or such Settlement Date, as the case may be, in form and substance satisfactory to such Agent containing statements and information of the type ordinarily included in accountant's "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Registration Statement and the Prospectus, as amended or supplemented.

                   (f) The Registration Statement (including the Rule 462(b) Registration Statement) has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act and no proceedings for that purpose shall have been instituted or shall be pending or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Agents.

                   (g) On the date hereof, counsel to the Agents shall have been furnished with such documents and opinions as such counsel may require for the purpose of enabling such counsel to pass upon the issuance and sale of the Notes as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Notes as herein contemplated shall be satisfactory in form and substance to the Agents and counsel to such Agents.

                  If any condition specified in this Section shall not have been fulfilled as of the relevant date required, this Agreement and any Terms Agreement may be terminated as to any Agent by notice by such Agent to the Company at any time with respect to this Agreement and at or prior to the applicable Settlement Date with respect to Notes purchased by an Agent pursuant to a Terms Agreement, and any such termination shall be without liability of any party to any other party, except that the provisions of Section 3(c) (except that the Company shall no longer be required to comply with the provisions of
Section 3(c) after it has made generally available to its security holders an earnings statement (which need not be audited) covering a twelve-month period beginning after the date of the last sale of Notes hereunder which satisfies the provisions of Rule 158 of the Rules and Regulations), the provisions of Section 3(h), the indemnity and contribution agreements set forth in Section 6, and the provisions of Sections 2(e), 8 and 12 shall remain in effect.

                  5. Additional Agreements of the Company. The Company covenants and agrees that:

                   (a) Each acceptance by it of an offer for the purchase of Notes, and each sale of Notes to any Agent pursuant to a Terms Agreement, shall be deemed to be an affirmation that the representations and warranties of the Company contained in this Agreement and in the most recent certificate theretofore delivered to the Agents pursuant to Section 4(d) or 5(b), as the case may be, are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to the purchaser or his agent, or to the Agents, of the Note or Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time (and it is understood that such representations and warranties shall relate to the Registration Statement and the Prospectus as amended and supplemented to each such time).

                   (b) Each time the Registration Statement or Prospectus is amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rates, redemption provisions, offering price, principal amount, amortization schedules or maturities offered on the Notes or for a change deemed immaterial in the reasonable opinion of each Agent or other than by an amendment or supplement relating solely to securities other than the Notes or solely establishing the terms of particular Notes to be sold pursuant hereto), the Company shall deliver or cause to be delivered forthwith to each Agent a certificate signed by an executive officer of the Company, dated the date of such amendment or supplement, as the case may be, in form reasonably satisfactory to such Agent, of the same tenor as the certificate referred to in
Section 4(d) modified as necessary to relate to the Registration Statement or the Prospectus as amended and supplemented to the time of delivery of such certificate; provided, however, that the Company shall not be required to furnish any certificates to any Agent pursuant to this paragraph at a time when such Agent shall have suspended solicitation of purchases of Notes in its capacity as agent pursuant to instructions of the Company.

                   (c) Each time the Company furnishes a certificate pursuant to
Section 5(b), the Company shall furnish or cause to be furnished forthwith to each Agent written opinions of counsel for the Company and Textron. Any such opinion shall be dated the date of such amendment or supplement, as the case may be, shall be in a form satisfactory to such Agent and shall be of the same tenor as the opinions referred to in Section 4(c), but modified to relate to the Registration Statement or the Prospectus as amended and supplemented to the time of delivery of such opinions. In lieu of such opinions, counsel last furnishing such opinions to such Agent may furnish to such Agent letters to the effect that such Agent may rely on such last opinions to the same extent as though they were dated the date of such letters (except that statements in such last opinions will be deemed to relate to the Registration Statement or the Prospectus as amended and supplemented to the time of delivery of such letters); provided, however, that no such opinions need be furnished to any Agent pursuant to this paragraph at a time when such Agent shall have suspended solicitation of purchases of Notes in its capacity as agent pursuant to instructions of the Company.

                   (d) Each time the Registration Statement or the Prospectus is amended or supplemented to set forth amended or supplemental financial information or such amended or supplemental financial information is incorporated by reference in the Registration Statement or the Prospectus, the Company shall cause Ernst & Young LLP, or any other nationally recognized firm of independent public accountants reasonably satisfactory to the Agents, forthwith to furnish each Agent with a letter, dated the date of such amendment or supplement, as the case may be, in form satisfactory to such Agent, of the same tenor as the letter referred to in Section 4(e), with regard to the amended or supplemental financial information included or incorporated by reference in the Registration Statement or the Prospectus as amended or supplemented to the date of such letter; provided, however, that if the Registration Statement or the Prospectus is amended or supplemented solely to include financial information as of and for a fiscal quarter, Ernst & Young LLP or such other firm may limit the scope of such letter to the unaudited financial statements included in such amendment or supplement unless any other information included therein of an accounting or financial nature is such that, in the Agents' reasonable judgment, such letter should cover such other information; provided further, however, that the Company shall not be required to cause Ernst & Young LLP or another firm of certified public accountants reasonably satisfactory to the Agents to furnish a letter to any Agent pursuant to this paragraph at a time when such Agent shall have suspended solicitation of purchases of Notes in its capacity as agent pursuant to instructions of the Company.

                  6. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Agent and each person, if any, who controls such Agent within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus or the Prospectus (if used within the period during which a prospectus is required by law to be delivered and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company shall not be liable to any Agent under the indemnity agreement in this subsection (a) with respect to any such loss, claim, damage or liability of such Agent (i) that are caused by any such untrue statement or omission or alleged untrue statement or omission based on information furnished in writing to the Company by any Agent expressly for use therein or (ii) that result from a sale of Notes to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented (excluding documents incorporated by reference therein) in any case where such delivery is required by the Securities Act if the Company has previously furnished copies thereof to such Agent and the loss, claim, damage or liability results from an untrue statement or omission of a material fact contained in the Prospectus which was corrected in the Prospectus (as then amended, supplemented or modified) and which was identified at such time to such Agent.

                  (b) Each Agent agrees severally and not jointly to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person controlling the Company to the same extent as the foregoing indemnity from the Company to each Agent, but only with reference to information furnished in writing by such Agent expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus.

                  (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "indemnified party") shall promptly notify the indemnifying party and the person against whom such indemnity may be sought (the "indemnifying party") in writing. In case any such proceeding is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Agreement for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding the foregoing, in any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Agents in the case of parties indemnified pursuant to the second preceding paragraph and by the Company in the case of parties indemnified pursuant to the first preceding paragraph. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if final judgment is entered for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any proceeding in respect of which any indemnified party is a party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matters of such proceeding, and (ii) does not include a statement as to an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                  (d) If the indemnification provided for in this Section is unavailable to an indemnified party under the first or second paragraphs hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and of each Agent participating in the offering of Notes that gave rise to such losses, claims, damages or liabilities (or actions in respect thereof) (a "Relevant Agent"), on the other hand or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Relevant Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefit received by the Company on the one hand and the Relevant Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of Notes (before deducting expenses) received by the Company bear to the total commissions or discounts received by such Relevant Agent in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Relevant Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

                  The Company and the Agents agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Agents were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Relevant Agent shall be required to contribute any amount in excess of the amount by which (x) the sum of (i) the total price at which the Notes, the purchase of which is the subject of the claim for contribution and which was solicited by such Relevant Agent, were sold by the Company and (ii) the total price at which the Notes, the purchase of which is the subject of the claim for contribution and which such Relevant Agent purchased as principal and distributed to the public, were offered to the public, exceeds (y) the amount of any damages which such Relevant Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each of the Agents under this subsection (d) to contribute are several in proportion to the respective purchases made by or through it to which such loss, claim, damage or liability (or action in respect thereof) relates and are not joint.

                  (e) The remedies provided for in this Section are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity. The indemnity and contribution agreements contained in this Section and the representations and warranties of the Company in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by any Agent or on behalf of any Agent or any person controlling any Agent or by or on behalf of the Company, its directors or officers or any person controlling the Company and (iii) acceptance of and payment for any of the Notes.

                  7. Termination. This Agreement may be terminated at any time either (a) by the Company as to any Agent or all of the Agents or (b) by any Agent, insofar as this Agreement relates to such Agent, in either case, upon the giving of 30 days' written notice of such termination to the other parties hereto. In the event of such termination with respect to any Agent, this Agreement shall remain in full force and effect with respect to any Agent as to which such termination has not occurred. The termination of this Agreement shall not require termination of any agreement by any Agent to purchase Notes as principal, and the termination of any such agreement shall not require termination of this Agreement. If this Agreement is terminated, the provisions of the third paragraph of Section 2(a), the last sentence of Section 2(g), the last two sentences of Section 3(b), Section 3(c) (except that the Company shall no longer be required to comply with the provisions of Section 3(c) after it has made generally available to its security holders an earnings statement (which need not be audited) covering a twelve-month period beginning after the date of the last sale of Notes hereunder which shall satisfy the provisions of Rule 158 of the Rules and Regulations), 3(h), 6, 8 and 12 shall survive; provided that if at the time of termination an offer to purchase Notes has been accepted by the Company but the time of delivery to the purchaser or its agent of such Notes has not occurred, the provisions of Sections 2(c) and 3 shall also survive. If any Terms Agreement is terminated, the provisions of Sections 3(c) (except that the Company shall no longer be required to comply with the provisions of Section 3(c) after it has made generally available to its security holders an earning statement (which need not be audited) covering a twelve-month period beginning after the date of the last sale of Notes hereunder which shall satisfy the provisions of Rule 158 of the Rules and Regulations), 3(h), 6, 8 and 12 and the last two sentences of Section 3(b) (which shall have been incorporated by reference in such Terms Agreement) shall survive.

                  8. Representations and Indemnities to Survive. The respective indemnity and contribution agreements, representations, warranties and other statements of the Company, its officers and each Agent set forth in or made pursuant to this Agreement or any agreement by such Agent to purchase Notes as principal will remain in full force and effect, regardless of any termination of this Agreement, any investigation made by or on behalf of such Agent or the Company or any of the officers, directors or controlling persons referred to in
Section 6 and delivery of and payment for the Notes.

                  9. Notices. All communications hereunder will be in writing and shall be deemed to have been duly given if hand delivered, sent by first-class mail (postage prepaid) or transmitted by facsimile (confirmed in writing by hand delivery or first-class mail sent on the date of such facsimile communication) as follows:

if to an Agent, to it at its address set forth on Schedule 1 hereto and if to the Company, to it at:

                           40 Westminster Street
                           Providence, Rhode Island 02940-6687
                           Attention:  Treasurer
                           Tel:  (401) 621-4200
                           Fax:  (401) 621-5045

                  with a copy to the Company's General Counsel at:

                           40 Westminster Street
                           Providence, Rhode Island 02940-6687
                           Attention:  General Counsel
                           Tel:  (401) 621-4200
                           Fax:  (401) 621-5040

                  and to:

                           Edwards & Angell, LLP
                           2800 BankBoston Plaza
                           Providence, Rhode Island  02903
                           Attention:  Laura N. Wilkinson, Esq.
                           Tel:  (401) 276-6607
                           Fax:  (401) 276-6611

                  10. Successors. This Agreement and any Terms Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in Section 6 and their heirs and legal representatives and the purchasers of Notes (to the extent expressly provided herein), and no other person will have any right or obligation hereunder. No purchaser of Notes, except as provided herein, shall be deemed to be a successor by reason merely of such purchase.

                  11. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  12. APPLICABLE LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.

                  13. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                            [SIGNATURE PAGES FOLLOW]

         If the foregoing is in accordance with the understanding of the Agents of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and the acceptance of the Agents shall represent a binding agreement between the Company and such Agent.


                                           Very truly yours,

                                           TEXTRON FINANCIAL CORPORATION

                                             /s/ Brian F. Lynn
                                           ------------------------------------
                                           By:  Brian F. Lynn
                                           Title:  Vice President and Treasurer

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

MERRILL LYNCH, PIERCE,
   FENNER & SMITH INCORPORATED


       /s/ Scott G. Primrose
-------------------------------
By:    Scott G. Primrose
Title: Authorized Signatory


BANC OF AMERICA SECURITIES LLC


       /s/ Marc P. Schlachter
-------------------------------
By:    Marc P. Schlachter
Title: Officer


BANC ONE CAPITAL MARKETS, INC.


       /s/ Katherine Cokic
-------------------------------
By:    Katherine Cokic
Title: Vice President


                   [SIGNATURE PAGE TO DISTRIBUTION AGREEMENT]

BARCLAYS CAPITAL INC.


       /s/ Peter Fick
-------------------------------
By:    Peter Fick
Title: Assistant Secretary, Barclays Capital Inc.

CHASE SECURITIES INC.


       /s/ Katheryn E. Rosen
-------------------------------
By:    Katherine E. Rosen
Title: Vice President

DEUTSCHE BANK SECURITIES INC.


       /s/ Christopher T. Whitman
-------------------------------
By:    Christopher T. Whitman
Title: Managing Director

       /s/ Kottur Vasanth
-------------------------------
By:    Kottur Vasanth
Title: Vice President

FLEETBOSTON ROBERTSON STEPHENS, INC.


       /s/ Paul E. McCormack
-------------------------------
By:    Paul E. McCormack
Title: Managing Director

FIRST UNION SECURITIES, INC.


       /s/ William Ingram
-------------------------------
By:    William Ingram
Title: Managing Director

J.P. MORGAN SECURITIES INC.


       /s/ Diane Padalino
-------------------------------
By:    Diane Padalino
Title: Vice President


                   [SIGNATURE PAGE TO DISTRIBUTION AGREEMENT]

SALOMON SMITH BARNEY INC.


       /s/ Martha D. Bailey
-------------------------------
By:    Martha D. Bailey
Title: First Vice President


UBS WARBURG LLC


       /s/ John Doherty
-------------------------------
By:    John Doherty
Title: Associate Director
       Debt Capital Markets



                   [SIGNATURE PAGE TO DISTRIBUTION AGREEMENT]

                                   Schedule 1

Name                                      Address for Notices


Merrill Lynch, Pierce,                    Merrill Lynch & Co.
   Fenner & Smith Incorporated            4 World Financial Center
                                          New York, NY  10080
                                          Attention:  MTN Product Management
                                          Tel:  (212) 449-7476
                                          Fax: (212) 449-2234

Banc of America Securities LLC            Christopher Browder
                                          Managing Director
                                          Banc of America Securities LLC
                                          9 West 57th Street
                                          New York, NY  10019
                                          Tel:  (212) 847-6708
                                          Fax: (212) 847-6721

Banc One Capital Markets, Inc.            Corporate Securities Structuring
                                          Banc One Capital Markets, Inc.
                                          One Bank One Plaza, Suite IL1-0595
                                          Chicago, IL  60670
                                          Tel:  (312) 732-8270
                                          Fax:  (312) 732-4773

Barclays Capital Inc.                     Paul C. Kavanagh
                                          Barclays Capital Inc.
                                          222 Broadway
                                          New York, NY  10038
                                          Tel:  (212) 412-1547
                                          Fax: (212) 412-7585

Chase Securities Inc.                     Chase Securities Inc.
                                          270 Park Avenue
                                          New York, NY  10017-2070
                                          Attention: Medium-Term Note Desk
                                          Tel:  (212) 834-4421
                                          Fax: (212) 834-6081

Deutsche Bank Securities Inc.             Christopher T. Whitman
                                          Managing Director
                                          Deutsche Bank Securities Inc.
                                          31 West 52nd Street
                                          New York, NY  10019
                                          Tel:  (212) 469-7157
                                          Fax:  (212) 469-7875

FleetBoston Robertson Stephens, Inc.      Harvey H. Thayer, Jr.
                                          Managing Director
                                          FleetBoston Robertson Stephens, Inc.
                                          100 Federal Street
                                          Boston, MA  02110
                                          Tel:  (617) 434-1996
                                          Fax:  (617) 434-0601

First Union Securities, Inc.              Jim Williams
                                          Director
                                          Debt Capital Markets
                                          First Union Securities, Inc.
                                          One First Union Center, TW-10
                                          301 South College Street
                                          Charlotte, NC 28288-0602
                                          Tel:  (704) 383-8766
                                          Fax: (704) 383-9519

J.P. Morgan Securities Inc.               Transaction Execution Group
                                          J.P. Morgan Securities Inc.
                                          60 Wall Street, Fifth Floor
                                          New York, NY  10260-0060
                                          Tel:  (212) 648-0234
                                          Fax:  (212) 648-5151

Salomon Smith Barney Inc.                 Peter Aherne
                                          Managing Director
                                          Salomon Smith Barney Inc.
                                          390 Greenwich Street - 4th Floor
                                          New York, NY  10013
                                          Tel:  (212) 723-6104
                                          Fax: (212) 723-8670

UBS Warburg LLC                           Christopher Forshner
                                          Director
                                          UBS Warburg LLC
                                          UBS Warburg Dillon Read
                                          677 Washington Boulevard
                                          Stamford, CT  06901
                                          Tel:  (203) 719-8244
                                          Fax:  (203) 719-7139

                                                                       EXHIBIT A


                          TEXTRON FINANCIAL CORPORATION
                           Medium-Term Notes, Series E
                                 Terms Agreement


                                                               ________________


Textron Financial Corporation
40 Westminster Street
P.O. Box 6687
Providence, Rhode Island 02940-6687

Attention:

                  Re: Distribution Agreement dated as of June 28, 2000 (the "Distribution Agreement")

         The undersigned agrees to purchase your Medium-Term Notes, Series E (the "Notes"), having the following terms:

Fixed Rate Note:
________________________________________________________________________________
Principal Amount:                                    Interest Rate:

Agent's Discount or Commission:                      Original Issue Date:

Net Proceeds to Issuer:                              Stated Maturity Date:
________________________________________________________________________________

Interest Payment Dates:
        [ ] March 15 and September 15
        [ ] Other:

Regular Record Dates
(if other than the last day of February and August):

Redemption:
        [ ] The Notes cannot be redeemed prior to the Stated Maturity Date. The
        [ ] Notes can be redeemed prior to the Stated Maturity Date.
            Initial Redemption Date:
            Initial Redemption Percentage:            %
            Annual Redemption Percentage Reduction: _______% until Redemption Percentage is 100% of the Principal Amount.

Optional Repayment:
        [ ] The Notes cannot be repaid prior to the Stated Maturity Date.
        [ ] The Notes can be repaid prior to the Stated Maturity Date at the option of the holder of the Notes.
            Optional Repayment Date(s):
            Optional Repayment Price(s):

                                                                       Exhibit A
                                                                          Page 2

Specified Currency (if other than U.S. dollars):

Authorized Denomination (if other than $1,000 and integral multiples thereof):

Exchange Rate Agent:

Original Issue Discount:      [ ] Yes    [ ]  No
     Issue Price: %
         Total Amount of OID:
         Yield to Maturity:
         Initial Accrual Period OID:

Agent:

      [ ] Merrill Lynch, Pierce, Fenner & Smith       [ ] First Union Securities, Inc.
                      Incorporated                    [ ] FleetBoston Robertson Stephens Inc.
      [ ] Banc of America Securities LLC              [ ] J.P. Morgan Securities Inc.
      [ ] Banc One Capital Markets, Inc.              [ ] Salomon Smith Barney Inc.
      [ ] Barclays Capital Inc.                       [ ] UBS Warburg LLC
      [ ] Chase Securities Inc.                       [ ] Other: _______________
      [ ] Deutsche Bank Securities Inc.

Agent acting in the capacity as indicated below:
      [ ] Agent       [ ] Principal

If as Principal:
      [ ] The Notes are being offered at varying prices related to prevailing market prices at the time of resale.
      [ ] The Notes are being offered at a fixed initial public offering price of ____% of the Principal Amount.

If as Agent:

         The Notes are being offered at a fixed initial public offering price of ____% of Principal Amount.

Other Provisions:

                  Terms are not completed for certain items above because such items are not applicable.


Floating Rate Note:

________________________________________________________________________________
Principal Amount:                                  Initial Interest Rate:

Agent's Discount or Commission:                    Original Issue Date:

Net Proceeds to Issuer:                            Stated Maturity Date:
________________________________________________________________________________

Interest Category
  [ ] Regular Floating Rate Note

  [ ] Floating Rate/Fixed Rate Note
        Fixed Rate Commencement Date:
        Fixed Interest Rate:       %

  [ ] Inverse Floating Rate Note
      [ ] Fixed Interest Rate:       %

Interest Rate Basis or Bases:

       [ ]  CD Rate                      [ ] Federal Funds Rate      [ ] Prime Rate
       [ ]  CMT Rate                     [ ] LIBOR                   [ ] Other (see attached)
       [ ]  Commercial Paper Rate        [ ] Treasury Rate

                                                                       Exhibit A
                                                                          Page 3

If LIBOR:
         [ ] LIBOR Reuters Page:
         [ ] LIBOR Telerate Page:
         LIBOR Currency:

If CMT Rate:
       CMT Telerate Page:
         [ ] Telerate Page 7051
         [ ] Telerate Page 7052
             [ ] Weekly Average
             [ ] Monthly Average

Spread (+/-):                                     Maximum Interest Rate:     %

Spread Multiplier:                                Minimum Interest Rate:     %

Index Maturity:

Initial Interest Reset Date:

Interest Reset Dates:

Interest Payment Dates:

Interest Determination Dates:

Regular Record Date(s):

Calculation Agent (if other than SunTrust Bank):


Day Count Convention:

       [ ] Actual/360 for the period from _______ to _______
       [ ] Actual/Actual for the period from _______ to _______
       [ ] 30/360 for the period from _______ to _______

Redemption:
       [ ] The Notes cannot be redeemed prior to the Stated Maturity Date. The
       [ ] Notes can be redeemed prior to Stated Maturity Date.
           Initial Redemption Date:
           Initial Redemption Percentage:  ____%
           Annual Redemption Percentage Reduction: ____% until Redemption Percentage is 100% of the Principal Amount.

Optional Repayment:
       [ ] The Notes cannot be repaid prior to the Stated Maturity Date.
       [ ] The Notes can be repaid prior to the Stated Maturity Date at the option of the holder of the Notes.
           Optional Repayment Date(s):
           Optional Repayment Price(s):

Specified Currency (if other than U.S. dollars):

Authorized Denomination (if other than $1,000 and integral multiples thereof):

Exchange Rate Agent:

Original Issue Discount:      [ ] Yes      [ ]  No
     Issue Price: %

         Total Amount of OID:
         Yield to Maturity:             %
         Initial Accrual Period OID:

                                                                       Exhibit A
                                                                          Page 4
Agent:

       [ ]  Merrill Lynch, Pierce, Fenner & Smith           [ ]  First Union Securities, Inc.
                      Incorporated                          [ ]  FleetBoston Robertson Stephens Inc.
       [ ]  Banc of America Securities LLC                  [ ]  J.P. Morgan Securities Inc.
       [ ]  Banc One Capital Markets, Inc.                  [ ]  Salomon Smith Barney Inc.
       [ ]  Barclays Capital Inc.                           [ ]  UBS Warburg LLC
       [ ]  Chase Securities Inc.                           [ ]  Other: _______________
       [ ]  Deutsche Bank Securities Inc.

Agent acting in the capacity as indicated below:
       [ ]  Agent       [ ]  Principal

If as Principal:
       [ ] The Notes are being offered at varying prices related to prevailing market prices at the time of resale.
       [ ] The Notes are being offered at a fixed initial public offering price of ____% of the Principal Amount.

If as Agent:
        The Notes are being offered at a fixed initial public offering price of ____% of the Principal Amount.

Other provisions:






   Terms are not completed for certain items above because such items are not applicable.



                  Unless otherwise defined herein or in the Distribution Agreement, terms defined in the Indenture, the Notes or the Prospectus Supplement shall be used herein as therein defined. The provisions of Sections 1, 2(b), 2(c), 3, 4 and 6 through 13 of the Distribution Agreement and the related definitions are incorporated by reference herein and shall be deemed to have the same force and effect as if set forth in full herein.

                  The opinions referred to in Section 4(c) of the Distribution Agreement, the certificate referred to in Section 4(d) of the Distribution Agreement and the accountants' letter referred to in Section 4(e) of the Distribution Agreement will be required.



                            [SIGNATURE PAGE FOLLOWS]

                                                                       Exhibit A
                                                                          Page 5

                                        [NAME OF PURCHASER]


                                        _________________________________
                                        By:
                                        Title:


Accepted as of the date written above:

TEXTRON FINANCIAL CORPORATION


___________________________________
By:
Title:

                                                                       EXHIBIT B
                                                                       ---------



                          TEXTRON FINANCIAL CORPORATION

             MEDIUM-TERM NOTES, SERIES E, ADMINISTRATIVE PROCEDURES

            Explained below are the administrative procedures and specific terms of the offering of Medium-Term Notes, Series E on a continuous basis by Textron Financial Corporation (the "Company") pursuant to the Distribution Agreement, dated as of June 28, 2000 (the "Distribution Agreement") between the Company and the persons listed on Schedule 1 to the Distribution Agreement (collectively, the "Agents"). In the Distribution Agreement, each Agent has agreed to use its best efforts to solicit purchases of the Notes. An Agent, as principal, may purchase Notes for its own account and if requested by such Agent, the Company and the Agent will enter into a Terms Agreement, as contemplated by the Distribution Agreement.

            The Notes will be issued pursuant to the provisions of the Indenture, dated as of December 9, 2000 (the "Indenture"), between the Company and SunTrust Bank, as trustee (the "Trustee"). The Trustee will be the Registrar, Calculation Agent (if applicable) and Paying Agent for the Notes, and will perform the duties specified herein. Notes will bear interest at a fixed rate (the "Fixed Rate Notes") or at floating rates (the "Floating Rate Notes"). The principal of and interest on the Notes will be payable in U.S. dollars only. Each Note will be represented by either a Global Security (as defined below) delivered to the Trustee as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC (a "Book-Entry Note"), or a certificate delivered to the holder thereof or a person designated by such holder (a "Certificated Note"). Except in limited circumstances, an owner of a Book-Entry Note will not be entitled to receive a Certificated Note.

            Book-Entry Notes will be issued in accordance with the administrative procedures set forth in Part I hereof as they may subsequently be amended as the result of changes in DTC's operating procedures, and Certificated Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. Unless otherwise defined herein or in the Distribution Agreement, terms defined in the Indenture, the Notes or the Prospectus Supplement shall be used herein as therein defined.

            PART I: ADMINISTRATIVE PROCEDURES FOR BOOK-ENTRY NOTES

            In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representation from the Company and the Trustee to DTC, dated as of June 23, 2000 (the "Letter of Representation"), and a Medium-Term Note Certificate Agreement between the Trustee and DTC, dated August 16, 1999, and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

                                                                       Exhibit B
                                                                          Page 2



Issuance:                  On any date of settlement (as defined under
                           "Settlement" below) for one or more Book-Entry
                           Notes, the Company will issue a single global security in fully registered form without coupons
                           (a "Global Security") representing up to $400,000,000 principal amount of all such Notes that have the same purchase price, settlement date, Maturity Date, redemption provisions,
                           Interest Payment Dates, Original Issue Date and, in the case of Fixed Rate Notes, Interest Rate or, in the case of Floating Rate Notes, Initial
                           Interest Rate, Interest Payment Dates, Interest
                           Payment Period, Calculation Agent, Base Rate,
                           Index Maturity, Interest Reset Period, Interest
                           Reset Dates, Spread or Spread Multiplier (if any),
                           Minimum Interest Rate (if any) and Maximum
                           Interest Rate (if any), and any other relevant terms (collectively "Terms"). Each Global
                           Security will be dated and issued as of the date of its authentication by the Trustee. Book-Entry
                           Notes may only be denominated and payable in U.S.
                           dollars. No Global Security will represent any Certificated Note.

Identification Numbers:    The Company has arranged with the CUSIP Service
                           Bureau of Standard & Poor's Corporation (the
                           "CUSIP Service Bureau") for the reservation of a series of approximately 900 CUSIP numbers
                           (including tranche numbers) for assignment to Global Securities representing the Book-Entry
                           Notes.  The Company has obtained from the CUSIP
                           Service Bureau a written list of series of reserved CUSIP numbers and has delivered to the Trustee and DTC the written list of 900 CUSIP numbers of such series. The Company will assign
                           CUSIP numbers to Global Securities as described below under Settlement Procedure "B". DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Company has assigned to Global Securities. At any time when fewer than 100 of the reserved CUSIP numbers remain unassigned to Global Securities, the Company, if it deems necessary, will reserve additional CUSIP numbers for assignment to Global Securities representing Book-Entry Notes. Upon obtaining such additional CUSIP numbers, the Company shall deliver a list of such additional CUSIP numbers to the Trustee and DTC.

                                                                       Exhibit B
                                                                          Page 3


Registration:              Each Global Security will be registered in the
                           name of Cede & Co., as nominee for DTC, on the Security Register maintained under the Indenture.
                           The beneficial owner of a Book-Entry Note (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Note, the "Participants") to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such beneficial owner in such Note in the account of such Participants. The ownership interest of such beneficial owner in such Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:                 Transfers of a Book-Entry Note will be accompanied by
                           book entries made by DTC and, in turn, by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Note.

Exchanges:                 The Trustee may deliver to DTC and the CUSIP
                           Service Bureau at any time a written notice of consolidation specifying (i) the CUSIP numbers of two or more Outstanding Global Securities that represent Book-Entry Notes having the same Terms and for which interest has been paid to the same date, (ii) a date, occurring at least thirty days after such written notice is delivered and at least thirty days before the next Interest Payment
                           Date for such Book-Entry Notes, on which such Global Securities shall be exchanged for a single replacement Global Security and (iii) a new CUSIP number to be assigned to such replacement Global
                           Security. Upon receipt of such a notice, DTC will send to its Participants (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau a written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global
                           Securities to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Global Securities for a

                                                                       Exhibit B
                                                                          Page 4


                           single Global Security bearing the new CUSIP number and the CUSIP numbers of the exchanged Global Securities will, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. Notwithstanding the foregoing, if the Global Securities to be exchanged exceed $400,000,000 in aggregate principal amount, one Global Security will be authenticated and issued to represent each $400,000,000 principal amount of the exchanged Global Security and an additional Global Security will be authenticated and issued to represent any remaining principal amount of such Global Securities (see "Denominations" below). In such a case, each of the Global Securities representing such Book-Entry Note or Notes shall be assigned the same CUSIP number.

Maturities:                Each Book-Entry Note will mature on a date nine
                           months or more from its date of issue.

Notice of Redemption       The Trustee will give notice to DTC prior to each
Dates:                     Redemption Date (as specified in the Note), if
                           any, at the time and in the manner set forth in the Letter of Representation.

Denominations:             Unless the applicable Pricing Supplement provides
                           otherwise, Book-Entry Notes will be issued in principal amounts of $1,000 or any amount in excess thereof that is an integral multiple of $1,000. Global Securities will be denominated in principal amounts not in excess of $400,000,000.
                           If one or more Book-Entry Notes having an aggregate principal amount in excess of $400,000,000 would, but for the preceding sentence, be represented by a single Global
                           Security, then one Global Security will be issued to represent each $400,000,000 principal amount of such Book-Entry Note or Notes and an additional
                           Global Security will be issued to represent any remaining principal amount of such Book-Entry Note or Notes. In such a case, each of the Global
                           Securities representing such Book-Entry Note or Notes shall be assigned the same CUSIP number.

Interest:                  General.  Interest on each Book-Entry Note will
                           accrue from and including the Original Issue Date of the Global Security representing such Note for the first interest period and from and including the most recent date to which interest has been paid for all subsequent interest periods. Each payment of

                                                                       Exhibit B
                                                                          Page 5


                           interest on a Book-Entry Note will include interest accrued to but excluding the Interest Payment Date; provided that in the case of Floating Rate Notes that reset daily or weekly, interest payments will include interest accrued to and including the Regular Record Date immediately preceding the Interest Payment Date, except that at maturity or earlier repurchase or redemption, the interest payable will include interest accrued to, but excluding, the maturity date or the date of repurchase or redemption, as the case may be (other than a maturity of a Fixed Rate Book Entry Note occurring on the 31st day of a month, in which case such payment of interest will include interest accrued to but excluding the 30th day of such month). Interest payable at the maturity or upon repurchase or redemption of a Book-Entry Note will be payable to the person to whom the principal of such
                           Note is payable. Standard & Poor's Corporation will use the information received in the pending deposit message described under Settlement Procedure "C" below in order to include the amount of any interest payable and certain other information regarding the related Global Security in the appropriate weekly bond report published by Standard & Poor's Corporation.

                           Regular Record Dates. The Regular Record Date with respect to any Interest Payment Date shall be the date fifteen calendar days immediately preceding such Interest Payment Date.

                           Fixed Rate Book-Entry Notes. Unless otherwise specified in the applicable Pricing Supplement, interest payments on Fixed Rate Book-Entry Notes will be made semiannually on March 15 and September 15 of each year and at maturity or upon any earlier repurchase or redemption; provided, however, that in the case of a Fixed Rate Book-Entry Note issued between a Regular Record Date and an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date.

                           Floating Rate Book-Entry Notes. Interest payments will be made on Floating Rate Book-Entry Notes weekly, monthly, quarterly, semiannually or annually. Unless otherwise agreed upon, interest will be payable, in the case of Floating Rate Book-Entry Notes with a daily, weekly or monthly Interest Reset Date, on the Wednesday of each week (or Tuesday in the case of Floating Rate Book-Entry Notes as to which the

                                                                       Exhibit B
                                                                          Page 6


                           Treasury Rate is an applicable interest rate basis), or the third Wednesday of each month, respectively, or as specified pursuant to Settlement Procedure "A" below; in the case of Notes with a quarterly Interest Reset Date, on the third Wednesday of March, June, September and December of each year; in the case of Notes with a semi-annual Interest Reset Date, on the third Wednesday of the two months of each year specified pursuant to Settlement Procedure "A" below; and in the case of Notes with an annual Interest Reset Date, on the third Wednesday of the month of each year specified pursuant to Settlement Procedure "A" below; provided, however, that if any Interest Payment Date for Floating Rate Book-Entry Notes (other than the Maturity Date, a repurchase date or a redemption date) would otherwise be a day that is not a Business Day with respect to such Floating Rate Book-Entry Notes, such Interest Payment Date will be the next succeeding Business Day with respect to such Floating Rate Book-Entry Notes, except in the case of a LIBOR Note, if such Business Day is in the next succeeding calendar month, such Interest Payment Date will be the Business Day immediately preceding the day that would have otherwise been such Interest Payment Date; and provided, further, that in the case of a Floating Rate Book-Entry Note issued between a Regular Record Date and an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date.


Calculation of Interest:   Fixed Rate Book-Entry Notes.  Unless otherwise
                           specified in the applicable Pricing Supplement, interest on Fixed Rate Book-Entry Notes (including interest for partial periods) will be calculated on the basis of a year of twelve thirty-day months.

                           Floating Rate Book-Entry Notes. Interest rates on Floating Rate Book-Entry Notes will be determined as set forth in the form of Notes. Unless otherwise specified in the applicable Pricing Supplement, interest on Floating Rate Book-Entry Notes will be calculated on the basis of actual days elapsed and a year of 360 days except that in the case of Treasury Rate Notes or CMT Rate Notes, interest will be calculated on the basis of the actual number of days in the year.

                                                                       Exhibit B
                                                                          Page 7



Payments of Principal and  Promptly after each Regular Record Date, the Trustee
Interest:                  will deliver to the Company and DTC a written notice
                           specifying by CUSIP number the amount of interest to be paid on each Global Security on the following
                           Interest Payment Date (other than an Interest Payment
                           Date coinciding with maturity or any earlier repurchase or redemption date) and the total of such amounts. DTC will confirm the amount payable on each such Global Security on such Interest Payment Date by reference to the daily bond reports published by Standard & Poor's Corporation. The Company will pay to the Trustee, as paying agent, the total amount of interest due on such Interest Payment Date (other than at maturity, redemption or earlier repayment), and the Trustee will pay such amount to DTC at the times and in the manner set forth below. If any Interest Payment Date for a Fixed Rate Book-Entry
                           Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date. If any Interest Payment Date for a Floating Rate
                           Book-Entry Note (other than the Maturity Date, a repurchase date or a redemption date) is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date, except that, in the case of a Book-Entry LIBOR Note, if such Business Day is in the next calendar month, such Interest Payment Date shall be the Business Day immediately preceding the day that would otherwise have been such Interest Payment Date with respect to such Book-Entry LIBOR Note.


                           On or about the first Business Day of each month, the Trustee will deliver to the Company and DTC a written list of principal and interest to be paid on each Global Security maturing either at maturity or on a redemption date in the following month. The Company and DTC will confirm the amounts of such principal and interest payments with respect to each such Global Security on or about the fifth Business Day preceding the Maturity Date or redemption date of such Global Security. The Company will pay to the Trustee, as the paying agent, the principal amount of such Global Security, together with interest due at such Maturity Date or redemption

                                                                       Exhibit B
                                                                          Page 8



                           date. The Trustee will pay such amounts to DTC at the times and in the manner set forth below. If any Maturity Date or redemption date of a Global Security representing a Fixed Rate Book-Entry Note or a Floating Rate Book-Entry Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Maturity Date or redemption date. Promptly after payment to DTC of the principal and interest due on the Maturity Date or redemption date of such Global Security, the Trustee will cancel such Global Security in accordance with the terms of the Indenture and deliver it to the Company.

                           The total amount of any principal and interest due on Global Securities on any Interest Payment Date or at maturity or upon repurchase or redemption shall be paid by the Company to the Trustee in funds available for immediate use by the Trustee on such date. The Company will make such payment on such Global Securities by instructing the Trustee to withdraw funds from an account maintained by the Company at the Trustee. The Company will confirm such instructions in writing to the Trustee. On each Maturity Date or redemption date or as soon as possible thereafter, the Trustee will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC in funds immediately available on such date, each payment of interest or principal (together with interest thereon) due on Global Securities on any Maturity Date or redemption date. On each Interest Payment Date, interest payments shall be made to DTC in same-day funds in accordance with existing arrangements between the Trustee and DTC.

                           Thereafter on each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the Book-Entry Notes represented by such Global Securities are recorded in the book-entry system maintained by DTC. Neither the Company nor the Trustee shall have any responsibility or liability for the payment by DTC to such Participants of the principal of and interest on the Book-Entry Notes.

                                                                       Exhibit B
                                                                          Page 9


                           The amount of any taxes required under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other person responsible for forwarding payments directly to the beneficial owner of such Note.

                           The Trustee will be responsible for withholding taxes or interest paid on Notes as required by applicable law.

Acceptance and Rejection   Unless otherwise instructed by the Company, the
of Orders:                 Agent will advise the Company promptly by
                           telephone of all orders to purchase Book-Entry Notes received by the Agent, other than those rejected by it in whole or in part in the reasonable exercise of its discretion. Unless otherwise agreed by the Company and the Agent, the Company has the sole right to accept orders to purchase Book-Entry Notes and may reject any such orders in whole or in part. Before accepting any order to purchase a Book-Entry Note to be settled in less than three Business Days, the Company shall verify that the Trustee for such Book-Entry Note will have adequate time to prepare and authenticate such Note.

Preparation and Delivery   If any order to purchase a Book-Entry Note is
of Pricing Supplement:     accepted by or on behalf of the Company, the
                           Company will prepare a pricing supplement (a "Pricing
                           Supplement") reflecting the terms of such Note and will file such Pricing Supplement with the Commission in accordance with the applicable paragraph of Rule
                           424(b) under the Securities Act of 1933, as amended
                           (the "Act"), and will deliver the number of copies of such Pricing Supplement to the Agent as the Agent shall request by the close of business on the following Business Day. The Agent will cause such Pricing Supplement to be delivered to the purchaser of the Note.

                           In each instance that a Pricing Supplement is prepared, the Agent receiving such Pricing Supplement will affix the Pricing Supplement to a Prospectus (as defined in the Distribution Agreement) prior to its use. Outdated Pricing Supplements will be destroyed.

Suspension of              Subject to the Company's representations,
Solicitation; Amendment    warranties and covenants contained in the
or Supplement:             Distribution Agreement, the Company may instruct
                           the Agent to suspend, at any time for

                                                                       Exhibit B
                                                                         Page 10


                           any period of time or permanently, the solicitation of orders to purchase Book-Entry Notes. Upon receipt of such instructions, the Agent will forthwith suspend solicitation until such time as the Company has advised it that such solicitation may be resumed.

                           In the event that at the time the Company suspends solicitation of purchases there shall be any orders outstanding for settlement, the Company will promptly advise the Agent and the Trustee whether such orders may be settled and whether copies of the Prospectus as in effect at the time of the suspension, together with the appropriate Pricing Supplement, may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements that may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

Delivery of Prospectus:    A copy of the Prospectus and a Pricing Supplement
                           relating to a Book-Entry Note must accompany or precede the earliest of any written offer of such Book-Entry Note, confirmation of the purchase of such Book-Entry Note and payment for such Book-Entry Note by its purchasers. The Agent will deliver a Prospectus and Pricing Supplement as herein described with respect to each Book-Entry
                           Note sold by it. The Company will make such delivery if such Book-Entry Note is sold directly by the Company to a purchaser (other than the Agent).

Confirmation:              For each order to purchase a Book-Entry Note
                           solicited by the Agent and accepted or on behalf of the Company, the Agent will issue a confirmation to the purchaser, with a copy to the Company, setting forth the details set forth above and delivery and payment instructions.

Settlement:                The receipt by the Company of immediately
                           available funds in payment for a Book-Entry Note and the authentication and issuance of the Global
                           Security representing such Note shall constitute
                           "settlement" with respect to such Note. All orders accepted by the Company will be settled on or before the third Business Day next succeeding the date of acceptance pursuant to the timetable for settlement set forth below, unless the Company, the Trustee and the purchaser agree to settlement on

                                                                       Exhibit B
                                                                         Page 11


                           another day.

Settlement Procedures:     Settlement Procedures with regard to each
                           Book-Entry Note sold by the Company to or through the Agent (except pursuant to a Terms Agreement, as defined in the Distribution Agreement) shall be as follows:

                           A. The Agent will advise the Company by telephone that such Note is a Book-Entry Note and of the following settlement information:

                                 1.    Principal amount.

                                 2.    Maturity Date.

                                 3.    In the case of a Fixed Rate Book-Entry
                                       Note, the Interest Rate, or, in the
                                       case of a Floating Rate Book-Entry
                                       Note, the Initial Interest Rate (if
                                       known at such time), Calculation
                                       Agent, Base Rate, Index Maturity,
                                       Interest Reset Period, Interest Reset
                                       Dates, Spread or Spread Multiplier (if
                                       any), Maximum Interest Rate (if any),
                                       redemption, repayment and extension
                                       provisions (if any).

                                 4. The Interest Payment Date(s) and Interest Payment Period.

                                 5. Redemption and repurchase provisions, if any.

                                 6.    Original Issuance Date.

                                 7.    Initial offering price.

                                 8. Agent's commission, if any, determined as provided in the Distribution Agreement.

                                 9.    Specified currency.

                                 10.   Settlement Date.

                                 11.   Whether such Book-Entry Note is an OID
                                       Note and, if so, the total amount of OID, the yield to

                                                                       Exhibit B
                                                                         Page 12


                               maturity and the initial accrual period OID.

                               12.   Any other applicable Terms.

                           B.  The Company will advise the Trustee by
                               telephone or electronic transmission
                               (confirmed in writing at any time on the same date) of the information set forth in Settlement Procedure "A" above. The Company will then assign a CUSIP number to the Global Security representing such Note and will notify the Trustee and the Agent of such CUSIP number by telephone as soon as practicable.

                           C. The Trustee will enter a pending deposit message through DTC's Participant Terminal System, providing the following settlement information to DTC, the Agent, Standard & Poor's Corporation and Interactive Data Corporation:

                               1. The information set forth in Settlement
                                  Procedure "A".

                               2. The Initial Interest Payment Date for such
                                  Note, the number of days by which such date succeeds the related DTC Record Date (which in the case of Floating Rate Notes which reset daily or weekly, shall be the date five calendar days immediately preceding the applicable Interest Payment Date and, in the case of all other Notes, shall be the Regular Record Date as defined in the Note) and, if known, amount of interest payable on such initial Interest Payment Date.

                               3. The CUSIP number of the Global Security
                                  representing such Note.

                               4. The numbers of the participants' accounts
                                  maintained by DTC on behalf of the Trustee and the Agent.

                               5. Whether such Global Security will represent
                                  any other Book-Entry Note (to the extent known at such time).

                           D. The Trustee will complete and authenticate the Global Security representing such Note.

                                                                       Exhibit B
                                                                         Page 13



                           E. DTC will credit such Note to the Trustee's participant account at DTC.

                           F. The Trustee will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC to (i) debit such Note to the Trustee's participant account and credit such Note to the Agent's participant account and
                               (ii) debit the Agent's settlement account and credit the Trustee's settlement account for an amount equal to the price of such Note less the Agent's commission, if any. The entry of such a deliver order shall constitute a representation and warranty by the Trustee to DTC that (a) the Global Security representing such Book-Entry Note has been issued and authenticated and (b) the Trustee is holding such Global Security pursuant to the Medium Term Note Certificate Agreement between the Trustee and DTC.

                           G.  Unless the Agent purchased such Note as
                               principal, the Agent will enter an SDFS
                               deliver order through DTC's Participant
                               Terminal System instructing DTC (i) to debit such Note to the Agent's participant account and credit such Note to the participant accounts of the Participants with respect to such Note and (ii) to debit the settlement accounts of such Participants and credit the settlement account of the Agent for an amount equal to the price of such Note.

                           H. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "F" and "G" will be settled in accordance with SDFS operating procedures in effect on the settlement date.

                           I. The Trustee will credit to the account of the Company maintained at Chase Manhattan Bank located in New York, New York, Account No. 9102-414-969 (or at such other account at such other bank in the United States as the Company may, from time to time, notify the Agents) in funds available for immediate use in the amount transferred to the Trustee in accordance with Settlement Procedure "F".

                                                                       Exhibit B
                                                                         Page 14


                           J.  Unless the Agent purchased such Note as
                               principal, the Agent will confirm the purchase of such Note to the purchaser either by transmitting to the Participants with respect to such Note a confirmation order or orders through DTC's institutional delivery system or by mailing a written confirmation to such purchaser.

                           K. Monthly, the Trustee will send to the Company a statement setting forth the principal amount of Notes Outstanding as of that date under the Indenture.

Settlement Procedures      For sales by the Company of Book-Entry Notes to or
Timetable:                 through the Agent (except pursuant to a Terms
                           Agreement) for settlement on the first Business
                           Day after the sale date, Settlement Procedures "A" through "J" set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

                           Settlement
                           Procedure       Time
                           ---------       ----

                           A              11:00 A.M. on the sale date

                           B              12:00 Noon on the sale date

                           C               2:00 P.M. on the sale date

                           D               9:00 A.M. on settlement date

                           E              10:00 A.M. on settlement date

                           F-G             2:00 P.M. on settlement date

                           H               4:45 P.M. on settlement date

                           I-J             5:00 P.M. on settlement date

                           If a sale is to be settled more than one Business Day after the sale date, Settlement Procedures "A", "B" and "C" shall be completed as soon as practicable but no later than 11:00 A.M., 12:00 noon and 2:00 P.M., New York City time, respectively, on the first Business Day after the sale date. If the Initial Interest Rate for a Floating Rate Book-Entry Note has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedure "B" and "C" shall be completed as soon as such rate has been determined but no later than 12:00 noon and 2:00 P.M., New York City time, respectively, on the second Business Day before the settlement

                                                                       Exhibit B
                                                                         Page 15


                           date. Settlement Procedure "H" is subject to extension in accordance with any extension of Fedwire closing dead-lines and in the other events specified in the SDFS operating procedures in effect on the settlement date. If settlement of a Book-Entry Note is rescheduled or canceled, the Trustee, after receiving notice from the Company or the Agent, will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 2:00 P.M., New York City time, on the Business Day immediately preceding the scheduled settlement date.

Procedures upon Company's  Company Notice to Trustee regarding Exercise of
Exercise of Optional       Optional Reset.  Not less than 45 or more than 60
Reset or Extension of      days before an Optional Reset Date as set forth in
Maturity:                  a Book-Entry Note, the Company will notify the
                           Trustee for such Book-Entry Note whether it is exercising its option to reset the interest rate or Spread or Spread Multiplier, as the case may be, for such Book-Entry Note, and if so, (i) the new interest rate or Spread or Spread Multiplier, as the case may be, for such Book-Entry Note during the period from such Optional Reset Date to the next Optional Reset
                           Date as set forth in such Book-Entry Note or, if there is no such next Optional Reset Date, to the Stated Maturity of such Book-Entry Note (the
                           "Subsequent Interest Period"); and (ii) the provisions, if any, for redemption of such Book-Entry
                           Note during such Subsequent Interest Period, including the date or dates on which or the period or periods during which such redemption may occur during such Subsequent Interest Period.

                           Company Notice to Trustee regarding Exercise of Optional Extension of Maturity. If the Company elects to exercise an option, as set forth in a Certificated Note, to extend the Stated Maturity of such Note, it will so notify the Trustee for such Book-Entry Note not less than 45 or more than 60 days before the Stated Maturity of such Book-Entry Note, and will further indicate (i) the new Stated Maturity; (ii) the interest rate or Spread or Spread Multiplier, as the case may be, applicable to the extension period; and (iii) the provisions, if any, for redemption of such Book-Entry Note during such extension period, including the date or dates on which or the period or periods during which such redemption may occur during such

                                                                       Exhibit B
                                                                         Page 16


                           extension period.

                           Trustee Notice to Holders regarding Company's Exercise of Optional Extension or Reset. Upon receipt of notice from the Company regarding the Company's exercise of either an optional extension of maturity or an optional reset, the Trustee for the Book-Entry Note will mail a notice, first class, postage prepaid, to the Holder of the Book-Entry Note not less than 40 days before the Optional Reset Date (in which case a "Reset Notice") or the Stated Maturity (in which case an "Extension Notice"), as the case may be, which Reset Notice or Extension Notice shall contain the information required by the terms of the Book-Entry Note.

                           Trustee Notice to Company regarding Option to be Repaid. If, after receipt of either a Reset Notice or an Extension Notice, the Holder of a Book-Entry Note exercises the option for repayment by tendering the Book-Entry Note to be repaid as set forth in the Book-Entry Note, the Trustee for such Book-Entry Note shall give notice to the Company not less than 22 days before the Optional Reset Date or the old Stated Maturity, as the case may be, of the principal amount of Book-Entry Notes to be repaid on such Optional Reset Date or old Stated Maturity, as the case may be.

                           Company Notice regarding New Interest Rate or New Spread or Spread Multiplier. If the Company elects to revoke the interest rate or Spread or Spread Multiplier and establish a higher interest rate or Spread or Spread Multiplier for an Optional Reset Period or extension period, as the case may be, it shall, not less than 20 days before such Optional Reset Date or old Stated Maturity, so notify the Trustee for the affected Book-Entry Note. The Trustee will immediately thereafter notify the Holder of such Book-Entry Note, by first class mail, postage prepaid, of the new higher interest rate or Spread or Spread Multiplier applicable to such Book-Entry Note.

                           Trustee Notice to Company regarding Holder Revocation of Option to be Repaid. If, after the Holder of a Book-Entry Note has tendered such Note for repayment pursuant to an Extension Notice or a Reset Notice, such Holder revokes such tender for repayment, the Trustee for such Book-Entry Note shall give notice to the Company not less than five days prior

                                                                       Exhibit B
                                                                         Page 17

                           to the Stated Maturity or Optional Reset Date, as the case may be, of such revocation and of the principal amount of Book-Entry Notes for which tender for repayment has been revoked.

                           Deposit of Repayment Price. On or before any old Stated Maturity where the Maturity has been extended, and on or before any Optional Reset Date, the Company shall deposit with such Trustee an amount of money sufficient to pay the principal amount, plus interest accrued to such old Stated Maturity or Optional Reset Date, as the case may be, for all the Book-Entry Notes or portions thereof for which such Trustee serves as Trustee and which are to be repaid on such old Stated Maturity or Optional Reset Date, as the case may be. Such Trustee will use such money to repay such Book-Entry Notes pursuant to the terms set forth in such Notes.

Procedures upon Company's  Company Notice to Trustee regarding Exercise of
Exercise of Optional       Optional Redemption.  At least 45 days prior to
Redemption:                the date on which it intends to redeem a
                           Book-Entry Note, the Company will notify the Trustee for such Book-Entry Note that it is exercising such option with respect to such Note on such date.

                           Trustee Notice to Holders regarding Company's Exercise of Optional Redemption. After receipt of notice that the Company is exercising its option to redeem a Book-Entry Note, the Trustee for such Book-Entry Note will, at least 30 days before the Redemption Date for such Book-Entry Note, mail a notice, first class, postage prepaid, to the Holder of such Book-Entry Note, informing such Holder of the Company's exercise of such option with respect to such Book-Entry Note.

Payments of Principal and Trustee notice to Company of Option to be Repaid. Interest Upon Exercise of Upon receipt of notice of exercise of the option
Optional Repayment         for repayment and the Book-Entry Notes to be to
(Except Pursuant           repaid as set forth in such Notes, the Trustee for
Company's Exercise of      such Book-Entry Notes shall (unless such notice
Optional Reset or          was received pursuant to the Company's exercise of:
 Optional Extension)       an optional reset or an optional extension of
                           maturity, in each of which cases the relevant procedures set forth above shall be followed) give notice to the Company not less than 20 days prior to each Optional Repayment Date of such Optional
                           Repayment Date and of the principal amount of Book-Entry Notes to be repaid on such Optional
                           Repayment Date.

                                                                       Exhibit B
                                                                         Page 18


Failure to Settle:         If the Trustee fails to enter an SDFS deliver
                           order with respect to a Book-Entry Note pursuant to Settlement Procedure "F", upon written direction from the Company, the Trustee may deliver to DTC, through DTC's Participant Terminal
                           System, as soon as practicable a withdrawal message instructing DTC to debit such Note to the Trustee's participant account, provided that the Trustee's participant account contains a principal amount of the Global Security representing such Note that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Notes represented by a Global Security, the Trustee will mark such Global Security "canceled", make appropriate entries in the Trustee's records and send such canceled Global Security to the Company. The CUSIP number assigned to such Global
                           Security shall, in accordance with CUSIP Service
                           Bureau procedures, be canceled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Global Security, the Trustee will exchange such Global Security for two Global Securities, one of which shall represent such Book-Entry Note or Notes and shall be canceled immediately after issuance and the other of which shall represent the remaining
                           Book-Entry Notes previously represented by the surrendered Global Security and shall bear the CUSIP number of the surrendered Global Security.

                           If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the Agent may enter SDFS deliver orders through DTC's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures "F" and "G", respectively. Thereafter, the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph.

                           Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect.

                                                                       Exhibit B
                                                                         Page 19


                           In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Security, the Trustee will provide, in accordance with Settlement Procedures "D" and "F", for the authentication and issuance of a Global Security representing the Book-Entry Notes to be represented by such Global Security and will make appropriate entries in its records.

Risk of Funds by Trustee:  Nothing herein shall be deemed to require the
                           Trustee to risk or expend its own funds in connection with any payments to the Company, the Agents or DTC or any holder, it being understood by all parties that payments made by the Trustee to the Company or the Agents, or DTC, or any holder shall be made only to the extent that funds are provided to the Trustee for such purpose.

                                                                       Exhibit B
                                                                         Page 20



PART II:  ADMINISTRATIVE PROCEDURES FOR CERTIFICATED NOTES

Issuance:                    Each Note will be dated and issued as of the
                             date of its authentication by the Trustee.  Each
                             Note will bear an Original Issue Date, which will be (i) with respect to an Original Note (or any portion thereof), its original issuance date
                             (which will be the settlement date) and (ii) with respect to any Note (or portion thereof) issued subsequently upon transfer or exchange of a Note or in lieu of a destroyed, lost or stolen
                             Note, the original issuance date of the
                             predecessor Note, regardless of the date of authentication of such subsequently issued
                             Note.  Unless otherwise provided in the Pricing
                             Supplement, the principal of and interest on the Notes will be payable in U.S. dollars only.

Registration:                Notes will be issued only in fully registered
                             form without coupons.

Transfers and Exchanges:     A Note may be presented for transfer or exchange at
                             the principal corporate trust office of the Trustee in the City of New York. Notes will be exchangeable for other Notes having identical terms but different denominations without service charge.
                             Notes will not be exchangeable for Book-Entry
                             Notes.

Maturities:                  Each Note will mature on a date nine months or
                             more from its date of issue.

Denomination:                Unless otherwise specified in the applicable
                             Pricing Supplement, the denomination of any Note will be a minimum of $1,000 or any amount in excess thereof that is an integral multiple of $1,000.

Interest:                    General.  Interest on each Note will accrue from
                             and including the Original Issue Date of such Note for the first interest period and from and including the most recent date to which interest has been paid for all subsequent interest periods. Each payment of interest on a Note will include interest accrued to but excluding the Interest Payment Date; provided that in the case of Floating Rate Notes which reset daily or weekly, interest payment will include interest accrued to and including the Regular Record Date immediately preceding the Interest Payment Date, except

                                                                       Exhibit B
                                                                         Page 21


                             that at maturity or earlier repurchase or redemption, the interest payable will include interest accrued to, but excluding, the Maturity Date or the date of repurchase or redemption, as the case may be (other than a maturity of a Fixed Rate Certificated Note occurring on the 31st day of a month, in which case such payment of interest will include interest accrued to but excluding the 30th day of such month).

                             Fixed Rate Notes. Unless otherwise specified pursuant to Settlement Procedure "A" below, interest payments on Fixed Rate Notes, will be made semi-annually on March 15 and September 15 of each year and at maturity or upon any earlier repurchase or redemption; provided, however, that if an Interest Payment Date for a Fixed Rate Note would otherwise be a day that is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment from and after such Interest Payment Date; and provided, further, that in the case of Fixed Rate Notes issued between a Regular Record Date and an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date.

                             Floating Rate Notes. Interest payments will be made on Floating Rate Notes weekly, monthly, quarterly, semi-annually or annually. Interest will be payable, in the case of Floating Rate Notes with a daily, weekly or monthly Interest Reset Date, on the Wednesday of each week (or Tuesday in the case of Floating Rate Book-Entry Notes as to which the Treasury Rate is an applicable interest rate basis), or the third Wednesday of each month, respectively, as specified pursuant to Settlement Procedure "A" below; in the case of Notes with a quarterly Interest Reset Date, on the third Wednesday of March, June, September and December of each year; in the case of Notes with a semi-annual Interest Reset Date, on the third Wednesday of the two months of each year specified pursuant to Settlement Procedure "A" below; and in the case of Notes with an annual Interest Reset Date, on the third Wednesday of the month of each year specified pursuant to Settlement Procedure "A" below; provided, however, that if an Interest Payment Date for Floating Rate Notes (other than the Maturity Date, a

                                                                       Exhibit B
                                                                         Page 22



                             repurchase date or a redemption date) would otherwise be a day that is not a Business Day, such Interest Payment Date will be the next succeeding Business Day, except that in the case of a LIBOR Note, if such Business Day is in the next succeeding calendar month, such Interest Payment Date will be the Business Day immediately preceding such day that would have otherwise been such Interest Payment Date; and provided, further, that in the case of a Floating Rate Note issued between a Regular Record Date and an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date.

Calculation of Interest:     Fixed Rate Notes.  Unless otherwise specified in
                             a Pricing Supplement, interest on Fixed Rate
                             Notes (including interest for partial periods) will be calculated on the basis of a year of twelve thirty-day months.

                             Floating Rate Notes. Interest rates on Floating Rate Notes will be determined as set forth in the form of such Notes. Unless otherwise specified in a Pricing Supplement, interest on Floating Rate Notes will be calculated on the basis of actual days elapsed and a year of 360 days except that in the case of Treasury Rate Notes or CMT Rate Notes, interest will be calculated on the basis of the actual number of days in the year.

Payments of Principal and    The Trustee will pay the principal amount and
Interest:                    premium, if any, of each Note at maturity or
                             upon repurchase or redemption or upon presentation and surrender of such Note to the Trustee. Such payment, together with payment of interest due at maturity of such Note, will be made in funds available for immediate use by the Trustee and in turn by the holder of such Note by check or, at the option of the holder, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Trustee not later than the 10 calendar days prior to the Maturity Date or redemption date. Notes presented to the Trustee at maturity or upon repurchase or redemption for payment will be canceled by the Trustee and delivered to the Company with a certificate of cancellation. All interest payments in U.S. dollars on a Note (other than interest due at maturity or upon repurchase or redemption) will be made by

                                                                       Exhibit B
                                                                         Page 23



                             check drawn on the Trustee (or another Person appointed by the Trustee) and mailed by the Trustee to the Person entitled thereto as provided in such Note and the Indenture; provided, however, that the holder of (or the equivalent thereof in another currency or composite currency) $10,000,000 or more of Notes having the identical terms and provisions will be entitled to receive payment by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Trustee not later than the Regular Record Date applicable to such Interest Payment Date. Interest payments on Notes in a Specified Currency other than U.S. dollars will be made by check or, at the option of the holder of the Note, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Trustee not later than the Regular Record Date applicable to such Interest Payment Date. Following each Regular Record Date, the Trustee will furnish the Company with a list of interest payments to be made on the following Interest Payment Date for each Note and in total for all Notes. Interest at maturity will be payable to the person to whom the payment of principal is payable. The Trustee will provide monthly to the Company lists of principal and interest to be paid on Notes maturing in the next month. The Trustee will be responsible for withholding taxes on interest paid on Notes as required by applicable law.

                             If any Interest Payment Date or the Maturity Date or redemption date of a Fixed Rate Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date, Maturity Date or redemption date, as the case may be. If any Interest Payment Date, other than the Maturity Date, a repurchase date or redemption date, for any Floating Rate Note would fall on a day that is not a Business Day, such Interest Payment Date will be the following day that is a Business Day with respect to such Note, and interest shall accrue to, but not including, such next succeeding Business Day except that, in the case of a LIBOR Note, if such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the Business Day immediately preceding the day that would otherwise have

                                                                       Exhibit B
                                                                         Page 24


                             been such Interest Payment Date with respect to such LIBOR Note. If the Maturity Date or redemption date for any Floating Rate Note falls on a day that is not a Business Day, payment of principal, premium, if any, and interest with respect to such Floating Rate Note shall be made on the next succeeding Business Day with the same force and effect as if made on the due date, and no interest shall accrue to such next succeeding Business Day.

Acceptance and Rejection of  Unless otherwise instructed by the Company, the
Orders: Agent will advise the Company promptly by telephone of all orders to purchase Certificated Notes received by the Agent, other than those rejected by it in whole or in part in the reasonable exercise of its discretion. Unless otherwise agreed by the Company and the Agent, the Company has the sole right to accept orders to purchase Certificated Notes and may reject any such orders in whole or in part. Before accepting any order to purchase a Certificated Note to be settled in less than three Business Days, the Company shall verify that the Trustee for such Certificated Note will have adequate time to prepare and authenticate such Note.

Preparation and Delivery of  If any order to purchase a Note is accepted by
Pricing Supplement:          or on behalf of the Company, the Company will
                             prepare a pricing supplement (a "Pricing
                             Supplement") reflecting the terms of such Note and will file such Pricing Supplement with the Commission, in accordance with the applicable paragraph of Rule 424(b) under the Act, and will deliver the number of copies of such Pricing
                             Supplement to the Agent which solicited such offer to purchase as such Agent shall request by the close of business on the following Business Day.
                             Such Agent will cause such Pricing Supplement to be delivered to the purchaser of the Note.

                             In each instance that a Pricing Supplement is prepared, such Agent will affix the Pricing Supplement to a Prospectus prior to its use. Outdated Pricing Supplements will be destroyed.

Suspension of Solicitation;  Subject to the Company's representations,
Amendment or Supplement:     warranties and covenants contained in the
                             Distribution Agreement, the Company may instruct the Agent to suspend, at any time for any period of time or permanently, the solicitation of orders to purchase Certificated Notes. Upon receipt of such

                                                                       Exhibit B
                                                                         Page 25


                             instructions, the Agent will forthwith suspend solicitation until such time as the Company has advised it that such solicitation may be resumed.

                             In the event that at the time the Company suspends solicitation of purchases there shall be any orders outstanding for settlement, the Company will promptly advise the Agent and the Trustee whether such orders may be settled and whether copies of the Prospectus as in effect at the time of the suspension, together with the appropriate Pricing Settlement, may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements that may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

Delivery of Prospectus:      A copy of the Prospectus and a Pricing
                             supplement relating to a Certificated Note must accompany or precede the earliest of any written offer of such Certificated Note, confirmation of the purchase of such Certificated Note and payment for such Certificated Note by its purchaser. The Agent will deliver a Prospectus and Pricing Supplement as herein described with respect to each Certificated Note sold by it.
                             The Company will make such delivery if such Certificated Note is sold directly by the Company to a purchaser (other than the Agent).

Confirmation:                For each order to purchase a Certificated Note
                             solicited by the Agent and accepted by or on behalf of the Company, the Agent will issue a confirmation to the purchaser, with a copy to the Company, setting forth the details set forth above and delivery and payment instructions.

Settlement:                  The receipt by the Company of immediately
                             available funds in exchange for an authenticated
                             Note delivered to the Agent which solicited such offer to purchase and such Agent's delivery of such Note against receipt of immediately available funds shall constitute "settlement" with respect to such Note. All orders accepted by the Company will be settled on or before the third Business Day next succeeding the date of acceptance pursuant to the timetable for settlement set forth below, unless the Company, the Trustee

                                                                       Exhibit B
                                                                         Page 26


                             and the purchaser agree to settlement on another date.

Settlement Procedures:       Settlement Procedures with regard to each Note
                             sold by the Company to or through an Agent
                             (except pursuant to a Terms Agreement) shall be as follows:

                                   A. The Agent which solicited such offer to purchase will advise the Company by telephone of the following settlement information:

                                      1.    Name in which such Note is to be
                                            registered ("Registered Owner").

                                      2.    Address of the Registered Owner and
                                            address for payment of principal and
                                            interest.

                                      3.    Taxpayer identification number of
                                            the Registered Owner (if available).

                                      4.    Principal amount.

                                      5.    Maturity Date.

                                      6.    In the case of a Fixed Rate Note,
                                            the Interest Rate, or, in the case
                                            of a Floating Rate Note, the Initial
                                            Interest Rate (if known at such
                                            time), Calculation Agent, Base Rate,
                                            Index Maturity, Interest Reset
                                            Period, Interest Reset Dates, Spread
                                            or Spread Multiplier (if any),
                                            Minimum Interest Rate (if any),
                                            Maximum Interest Rate (if any),
                                            redemption, repayment and extension
                                            provisions (if any).

                                      7.    The Interest Payment Date(s) and
                                            Interest Payment Period.

                                      8.    Redemption or repurchase provisions,
                                            if any.

                                      9.    Original issuance date.

                                                                       Exhibit B
                                                                         Page 27


                                      10.   Initial Offering price.

                                      11.   Agent's commission, if any,
                                            determined as provided in the
                                            Distribution Agreement between
                                            the Company and such Agent.

                                      12.   Denominations.

                                      13.   If applicable, wire transfer
                                            instructions, including name of
                                            banking institution where transfer
                                            is to be made and account number.

                                      14.   Specified currency.

                                      15.   Settlement Date.

                                      16.   Whether such Certificated Note is an
                                            OID Note and, if so, the total
                                            amount of OID, the yield to maturity
                                            and the initial accrual period OID.

                                      17.   Any other applicable terms.

                                   B.    The Company will advise the Trustee
                                         by telephone or electronic transmission
                                         (confirmed in writing at any time on
                                         the sale date) of the information set
                                         forth in Settlement Procedure "A"
                                         above.

                                   C.    The Company will have delivered to the
                                         Trustee a pre-printed four-ply packet
                                         for such Note, which packet will
                                         contain the following documents in
                                         forms that have been approved by the
                                         Company, such Agent and the Trustee:

                                      1.    Note with customer confirmation.

                                      2.    Stub One - For the Agent.

                                      3.    Stub Two - For such Trustee.

                                      4.    Stub Three - For the Company.

                                                                       Exhibit B
                                                                         Page 28


                                   D.    The Trustee will complete such Note
                                         and authenticate such Note and
                                         deliver it (with the confirmation)
                                         and Stubs One and Two to such Agent,
                                         and such Agent will acknowledge
                                         receipt of the Note by stamping or
                                         otherwise marking Stub Two and
                                         returning it to the Trustee.  Such
                                         delivery will be made only against
                                         such acknowledgment of receipt and
                                         evidence that instructions have been
                                         given by such Agent for payment to
                                         the account of the Company at Chase
                                         Manhattan Bank located in New York,
                                         New York, Account No. 9102-414-969
                                         (or at such other account at such
                                         other bank in the United States as
                                         the Company may, from time to time,
                                         notify the Agents), in funds
                                         available for immediate use, of an
                                         amount equal to the price of such
                                         Note less such Agent's commission,
                                         if any.  In the event that the
                                         instructions given by such Agent for
                                         payment to the account of the
                                         Company are revoked, the Company
                                         will as promptly as possible wire
                                         transfer to the account of such
                                         Agent an amount of immediately
                                         available funds equal to the amount
                                         of such payment made.

                                   E.    Unless such Agent purchased such
                                         Note as principal, such Agent will
                                         deliver such Note (with
                                         confirmation) to the customer
                                         against payment in immediately
                                         available funds.  Such Agent will
                                         obtain the acknowledgment of receipt
                                         of such Note by retaining Stub One.

                                   F. The trustee will send Stub Three to the Company by first-class mail.
                                         Periodically, the Trustee will also
                                         send to the Company a statement setting
                                         forth the principal amount of the Notes
                                         Outstanding as of that date under the
                                         Indenture.

Settlement Procedures        For sales by the Company of Notes to or through
Timetable:                   an Agent (except pursuant to a Terms Agreement),
                             Settlement Procedures "A" through "F" set forth above shall be

                                                                       Exhibit B
                                                                         Page 29


                             completed on or before the respective times (New York City time) set forth below:

                             Settlement
                             Procedure                       Time
                             ---------                       ----

                                 A       2:00 P.M. on the second Business Day
                                         before settlement date

                                 B       3:00 P.M. on the second Business Day
                                         before settlement date

                                C-D      2:15 P.M. on settlement date

                                 E       3:00 P.M. on settlement date

                                 F       5:00 P.M. on settlement date


Procedures upon Company's    Company Notice to Trustee regarding Exercise of
Exercise of Optional Reset   Optional Reset.  Not less than 45 or more than
or Extension of Maturity:    60 days before an Optional Reset Date as set
                             forth in a Certificated Note, the Company will notify the Trustee for such Certificated Note whether it is exercising its option to reset the interest rate or Spread or Spread Multiplier, as the case may be, for such Certificated Note, and if so, (i) the new interest rate or Spread or Spread
                             Multiplier, as the case may be, for such Certificated Note during the period from such Optional Reset Date to the next Optional Reset Date as set forth in such Certificated Note or, if there is no such next Optional Reset Date, to the Stated
                             Maturity of such Certificated Note (the "Subsequent
                             Interest Period"); and (ii) the provisions, if any, for redemption of such Certificated Note during such Subsequent Interest Period, including the date or dates on which or the period or periods during which such redemption may occur during such Subsequent Interest Period.

                             Company Notice to Trustee regarding Exercise of Optional Extension of Maturity. If the Company elects to exercise an option, as set forth in a Certificated Note, to extend the Stated Maturity of such Note, it will so notify the Trustee for such Certificated Note not less than 45 or more than 60 days before the Stated Maturity of such Certificated Note, and will further indicate (i) the new Stated Maturity; (ii) the

                                                                       Exhibit B
                                                                         Page 30


                             interest rate or Spread or Spread Multiplier, as the case may be, applicable to the extension period; and (iii) the provisions, if any, for redemption of such Certificated Note during such extension period, including the date or dates on which or the period or periods during which such redemption may occur during such extension period.

                             Trustee Notice to Holders regarding Company's Exercise of Optional Extension or Reset. Upon receipt of notice from the Company regarding the Company's exercise of either an optional extension of maturity or an optional reset, the Trustee for the Certificated Note will mail a notice, first class, postage prepaid, to the Holder of the Certificated Note not less than 40 days before the Optional Reset Date (in which case a "Reset Notice") or the Stated Maturity (in which case an "Extension Notice"), as the case may be, which Reset Notice or Extension Notice shall contain the information required by the terms of the Certificated Note.

                             Trustee Notice to Company regarding Option to be Repaid. If, after receipt of either a Reset Notice or an Extension Notice, any Holder of a Certificated Note exercises the option for repayment by tendering the Certificated Note to be repaid as set forth in the Certificated Note, the Trustee for such Certificated Note shall give notice to the Company not less than 22 days before the Optional Reset Date or the old Stated Maturity, as the case may be, of the principal amount of Certificated Notes to be repaid on such Optional Reset Date or old Stated Maturity, as the case may be.

                             Company Notice regarding New Interest Rate or New Spread or Spread Multiplier. If the Company elects to revoke the interest rate or Spread or Spread Multiplier and establish a higher interest rate or Spread or Spread Multiplier for an Optional Reset Period or extension period, as the case may be, it shall, not less than 20 days before such Optional Reset Date or old Stated Maturity, so notify the Trustee for the affected Certificated Note. The Trustee will immediately thereafter notify the Holder of such Certificated Note, by first class mail, postage prepaid, of the new higher interest rate or Spread or Spread Multiplier applicable to such Certificated Note.

                                                                       Exhibit B
                                                                         Page 31

                              Trustee Notice to Company regarding Holder
                              Revocation of Option to be Repaid. If, after the Holder of a Certificated Note has tendered such Note for repayment pursuant to an Extension Notice or a Reset notice, such Holder revokes such tender for repayment, the Trustee for such Certificated Note shall give notice to the Company not less than five days prior to the Stated Maturity or Optional Reset Date, as the case may be, of such revocation and of the principal amount of Certificated Notes for which tender for repayment has been revoked.

                              Deposit of Repayment Price. On or before any old Stated Maturity where the Maturity has been extended, and on or before any Optional Reset Date, the Company shall deposit with such Trustee an amount of money sufficient to pay the principal amount, plus interest accrued to such old Stated Maturity or Optional Reset Date, as the case may be, for all the Certificated Notes or portions thereof for which such Trustee serves as Trustee and which are to be repaid on such old Stated Maturity or Optional Reset Date, as the case may be. Such Trustee will use such money to repay such Certificated Notes pursuant to the terms set forth in such Notes.

Procedures upon Company's     Company Notice to Trustee regarding Exercise of
Exercise of Optional          Optional Redemption. At least 45 days prior to the
Redemption:                   date on which it intends to redeem a Certificated
                              Note, the Company will notify the Trustee for such Certificated Note that it is exercising such option with respect to such Note on such date.

                              Trustee Notice to Holders regarding Company's Exercise of Optional Redemption. After receipt of notice that the Company is exercising its option to redeem a Certificated Note, the Trustee for such Certificated Note will, at least 30 days before the Redemption Date for such Certificated Note, mail a notice, first class, postage prepaid, to the Holder of such Certificated Note, informing such Holder of the Company's exercise of such option with respect to such Certificated Note.

Payments of Principal         Trustee notice to Company of Option to be Repaid.
and Interest Upon Exercise    Upon receipt of notice of exercise of the option
of                            for repayment and

                                                                       Exhibit B
                                                                         Page 32



Optional Repayment (Except        The Certificated Notes to be repaid as
Pursuant to Company's             set forth in such Notes, the Trustee for
Exercise of Optional Reset or     such Certificated Notes shall (unless such
Optional Extension):              notice was received pursuant to the Company's
                                  exercise of an optional reset or an optional extension of maturity, in each of which cases the relevant procedures set forth above shall be followed) give notice to the Company not less than 20 days prior to each Optional
                                  Repayment Date of such Optional Repayment Date of such Optional Repayment Date and of the principal amount of Certificated Notes to be repaid on such Optional Repayment Date.






Failure to Settle:                If a purchaser fails to accept delivery of or
                                  make payment for any Note, the Agent which solicited the offer to purchase such Note will notify the Company and the Trustee by telephone and return such Note to the Trustee.
                                  Upon receipt of such notice, the Company will immediately wire transfer to the account of such Agent an amount equal to the amount previously credited thereto in respect of such Note. Such wire transfer will be made on the settlement date, if possible, and in any event not later than the Business Day following the settlement date. If the failure shall have occurred for any reason other than a default by such Agent in the performance of its obligations hereunder and under the
                                  Distribution Agreement with the Company, then the Company will reimburse the Agent or the Trustee, as appropriate, on an equitable basis for its loss of the use of the funds during the period when they were credited to the account of the Company. Immediately upon receipt of the Note in respect of which such failure occurred, the Trustee will mark such Note "canceled", make appropriate entries in the Trustee's records and send such Note to the Company.

Risk of Funds by Trustee:         Nothing herein shall be deemed to require the
                                  Trustee to risk or expend its own funds in connection with any payments to the Company, the Agents or any purchaser, it being understood by all parties that payments made by the Trustee to the Company or the Agents or any purchaser shall be made only to the extent that funds are provided to the Trustee for such purpose.